Exhibit 10.29

TAYLOR & MATHIS
BROKERS - DEVELOPERS

This Lease Agreement (the “Lease”) is made this 4 day of Feb, 1993, by and among PERIMETER CENTER/SOUTH TERRACES ASSOCIATES, a joint venture composed of TAYLOR & MATHIS /SOUTH TERRACES, LTD., a Georgia limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the “Landlord”); and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (the “Tenant”); and TAYLOR & MATHIS IV, a Georgia general partnership (the “Leasing Agent”).

WITNESSETH:

1.	PREMISES.

          Landlord does hereby rent and lease to Tenant the following described space in the office complex known as Perimeter Center (the “Park”) in the office building situated at 115 Perimeter Center Place, Atlanta, Georgia (the “Building”): office space on the Second Floor, west wing, known as Suite 285 as shown on Exhibit A, attached hereto and incorporated herein (the “Premises”). For all purposes under this Lease, the Premises shall be deemed to include 2,996 rentable square feet (including both Tenant’s exclusive usable area and common areas attributable to Tenant’s usable area).

2.	TERM.

          The term of this Lease shall be for a period commencing on the earlier to occur of (i) the day Tenant occupies the Premises for the purpose of conducting business therefrom, or (ii) the 15th day of February, 1993, at 12:01 a.m. and expiring on the 15th day of August, 1996, at 11:59 p.m., unless sooner terminated or extended as hereinafter provided (such term, being hereinafter referred to as the “Term”).

3.	COMPLETION OF IMPROVEMENTS.

See Special Stipulation #1

Landlord agrees to proceed with due diligence to prepare the Premises for Tenant’s occupancy in accordance with the terms of this Lease.

4.	POSSESSION.

See Special Stipulation #2

          If this Lease is executed before the Premises become ready for occupancy and Landlord cannot deliver possession of the Premises on or before commencement of the Term for any reason other than an omission, delay or default caused by Tenant, rent shall abate until Landlord can deliver possession, and Tenant hereby accepts such abatement in full settlement of any and all claims Tenant may have against Landlord arising from Landlord’s inability to deliver possession at the commencement of the Term. Any occupancy by Tenant prior to the beginning of the Term, even if rent free, shall in all other respects be pursuant to the terms and provisions of this Lease. By occupying the Premises as tenant, Tenant shall be deemed to have accepted the same and acknowledged that the Premises are in the condition required hereunder.

5.	BASE MONTHLY RENTAL.

See Special Stipulation #3

          (b) Simultaneously with the execution of this Lease, Tenant has paid to Landlord, and Landlord hereby acknowledges the receipt of ONE THOUSAND SEVEN HUNDRED FORTY SEVEN AND 67/100THS DOLLARS ($1,747.67) (the “Initial Installment”). Such sum shall be applied by Landlord to the first installment(s) of Base Monthly Rental as they become due hereunder. In the event Tenant fails to take possession of the Premises in accordance with all of the terms hereof, the Initial Installment shall be retained by Landlord for application in reduction, but not in satisfaction, of damages suffered by Landlord as a result of such breach by Tenant.

6.	BASE MONTHLY RENTAL ADJUSTMENT.

See Special Stipulation #4

          “Lease Year,” as used herein, means a period of twelve (12) consecutive calendar months, or a portion thereof falling within the Term, with the first Lease Year commencing with the first day of the first calendar month beginning on or after the commencement date of the Term and each subsequent Lease Year commencing on each anniversary during the Term of the commencement date of the first Lease Year. The period, if any, from the commencement date of the Term to the beginning of the first Lease Year shall be treated as if it were part of the first Lease Year under this Lease for all purposes.

7.	ADDITIONAL RENT.

8.	LEASING AGENT’S COMMISSION.

          Landlord agrees to pay Leasing Agent, as compensation for services rendered in procuring this Lease, a procurement fee and commission in accordance with the terms and provisions of a certain leasing and management agreement, entered into between Landlord and Leasing Agent, as such agreement may be amended, supplemented or replaced from time to time (the “Agreement”). Leasing Agent is a party to the contract solely for the purpose of enforcing Leasing Agent’s rights under this Paragraph, and it is understood by all parties hereto that Leasing Agent is acting solely in the capacity as agent for Landlord, to whom Tenant must look in regard to all covenants, agreements and warranties herein contained, and that Leasing Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease.

9.	USE.

          The Premises shall be used for business office and related ancillary purposes and for no other purposes. The Premises shall not be used for any illegal purposes, nor in violation of any regulation of any governmental body, nor in any manner to create any nuisance or trespass, nor in any manner to vitiate the insurance or increase the rate of insurance on the Premises or the Building. Tenant shall, at its own expense, promptly comply with any and all municipal, county, state and federal statutes, regulations and/or requirements applicable or in any way relating to Tenant’s specific use and occupancy of the Premises.

10.	TENANT’S ACCEPTANCE.

See Special Stipulation #5

          Tenant acknowledges that it has been afforded an opportunity to inspect the Premises and accepts the Premises “as is” and as suited for Tenant’s intended use thereof, subject only to the provisions of Paragraph 3. Upon completion of the improvements contemplated by Paragraph 3, or occupancy of the Premises by Tenant, whichever first occurs, Tenant shall be deemed to have accepted any improvements made since the date hereof.

11.	ASSIGNMENT AND SUBLETTING.

See Special Stipulation #6

          (a) Tenant shall not voluntarily or involuntarily, whether by operation of law or otherwise, assign, transfer, hypothecate or otherwise encumber this Lease or any interest herein and shall not sublet or permit the use by others of the Premises or any portion thereof without obtaining in each instance Landlord’s prior written consent, which consent Landlord may grant or withhold for any reason or for no reason. Landlord’s consent to one assignment, sublease, transfer or hypothecation shall not be deemed as a consent to any other or further assignment, sublease, transfer or hypothecation.  Any such assignment, sublease, transfer or hypothecation without Landlord’s prior written consent shall be void and shall, at Landlord’s option, constitute a default under this Lease. No acceptance by Landlord of any rent or any other sum of money from any assignee, sublessee or other category of transferee shall release Tenant from any of its obligations hereunder or be deemed to constitute Landlord’s consent to any assignment, sublease, transfer or hypothecation, and in any event, Tenant shall remain primarily liable on this Lease for the entire Term hereof and shall in no way be released from the full and complete performance of all the terms, conditions, covenants and agreements contained herein.

          (b) If Tenant should desire to assign this Lease or sublet the Premises or any part thereof, Tenant shall give Landlord prior written notice, which notice shall specify (i) the name and business of the proposed assignee or sublessee, (ii) the amount and location of the space affected, (iii) the proposed effective date and duration of the subletting or assignment, and (iv) the proposed rental or other consideration to be paid to Tenant by such sublessee or assignee. Landlord shall then have a period of fifteen (15) days following receipt of such notice within which to notify Tenant in writing that Landlord elects either (1) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will on that date be relieved of all further obligations to pay rent hereunder as to such space, or (2) to permit Tenant to assign or sublet such space, in which event if the proposed rental between Tenant and sublessee for the space affected is greater than the Base Monthly Rental as adjusted under this Lease applicable to the space affected, or if consideration other than rental is paid to Tenant by such assignee or sublessee with respect to the affected space, then fifty percent (50%) of such excess rental and other consideration shall be deemed additional rent owed by Tenant to Landlord under this Lease, and the amount of such excess shall be paid by Tenant to Landlord in the same manner that Tenant pays the Base Monthly Rental hereunder and in addition thereto, or (3) to withhold consent to Tenant’s assigning or subleasing such space and to continue this Lease in full force and effect as to the entire Premises. If Landlord should fail to notify Tenant in writing of such election within said fifteen (15) day period, Landlord shall be deemed to have elected option (3) above. Tenant agrees to reimburse Landlord for Landlord’s reasonable attorneys’ fees and costs incurred in connection with the processing and documentation of any request made pursuant to this Paragraph. Notwithstanding the giving by Landlord of its consent to any assignment or sublease with respect to the Premises, no such assignee or sublessee may exercise any expansion option, right of first refusal option, or renewal option under this Lease except in accordance with a separate written agreement entered into directly between such assignee or sublessee and Landlord, and, absent Landlord’s written agreement to the contrary, all option rights of Tenant, and all lease rights of Tenant created pursuant to the exercise of any option rights, with respect to any space so assigned or subleased shall be extinguished.

12.	HOLDING OVER.

          If Tenant remains in possession after the expiration of the Term, or the termination of this Lease, it shall be a tenant at sufferance only and there shall be no renewal hereof by operation of law. In such event, such occupancy shall be at an amount equal to one hundred fifty percent (150%) of the Base Monthly Rental in effect immediately prior to the expiration or termination of this Lease and shall otherwise be subject to all of the covenants and provisions of this Lease (including, without limitation, Paragraph 7) insofar as the same are applicable to a month-to-month tenancy.

Tenant shall be liable to Landlord for all damages incurred by Landlord as a result, in whole or in part, of Tenant’s failure to deliver possession of the Premises to Landlord upon expiration or termination of the Term.

13.	ALTERATIONS AND IMPROVEMENTS.

See Special Stipulation #7

          (b) If Tenant’s actions, omissions or occupancy of the Premises shall cause the rate of fire or other insurance either on the Building or the Premises to be increased and provided Landlord gives Tenant notice of such increase, Tenant shall pay, as additional rent, the amount of any such increase promptly upon demand by Landlord.

          (c) All erections, additions, fixtures and improvements, whether temporary or permanent in character (except only the movable office furniture of Tenant) made in or upon the Premises, shall be and remain Landlord’s property and shall remain upon the Premises at the termination of this Lease by lapse of time or otherwise, with no compensation to Tenant, Landlord reserves the right to require Tenant to remove any such improvements or additions at the termination hereof or within fifteen (15) days thereafter. Landlord may, at its election, repair any damage to the Premises caused by or in connection with the removal of any articles of personal property, business or trade fixtures, alterations, improvements and installations, and all costs for such repairs shall be at Tenant’s expense.

14.	REPAIRS TO THE PREMISES.

See Special Stipulation #8

15.	ENTRY BY LANDLORD.

          Landlord or its agents may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants, to inspect the Premises to see that Tenant is complying with all of its obligations hereunder, and to make repairs, improvements, alterations or additions which Landlord shall deem necessary for the safety, preservation or improvement of the Building or to make repairs or modifications to any adjoining space. Landlord shall be allowed to take all material into and upon the Premises that may be required to make such repairs, improvements, alterations or additions for the benefit of Tenant without in any way being deemed or held guilty of an eviction of Tenant, and the Base Monthly Rental, Additional Rent and other charges hereunder shall in no wise abate while said repairs, improvements, alterations or additions are being made. All such repairs, improvements, alterations and additions shall be done during ordinary business hours, or, if any such work is at the request of Tenant to be done during any other hours, Tenant shall pay for all overtime costs.

16.	DEFAULT AND REMEDIES.

See Special Stipulation #9

(a) In addition to the circumstances hereinbefore set forth, the occurrence of any of the following shall constitute a material breach and default of this Lease by Tenant:

                    (i) the filing of any voluntary petition or similar pleading under any section or sections of any bankruptcy or insolvency act by or against Tenant or the institution of any voluntary or involuntary proceeding in any court or tribunal to declare Tenant insolvent or unable to pay Tenant’s debts as they mature and, in the case of an involuntary petition or proceeding, the petition or proceeding is not dismissed within thirty (30) days from the date it is filed, or the making of an assignment for the benefit of its creditors by Tenant, or the appointment of a trustee or receiver for Tenant or for the major part of Tenant’s property;

(ii)

(iii) the levy, execution or attachment against assets of Tenant located in the Premises; or

                    (iv) Tenant’s failure to take possession or occupancy of, or desertion or abandonment of, the Premises (or any substantial portion thereof), or the Premises (or any substantial portion thereof) otherwise becoming vacant.

          (b) In the event of any default as aforesaid by Tenant, Landlord, in addition to any and all other rights or remedies it may have at law or in equity, shall have the option of pursuing any one or more of the following remedies:

                    (i) Landlord shall have the immediate right of reentry and may remove all property from the Premises to a warehouse or elsewhere at the cost of, and for the account of Tenant, all without being deemed guilty of trespass or becoming liable for any loss, damage or damages which may be occasioned thereby;

                    (ii) Landlord may terminate this Lease by giving notice of termination, in which event this Lease shall expire and terminate on the date specified in such notice of termination, with the same force and effect as though the date so specified were the date herein originally fixed as the termination date of the Term of this Lease, and all rights of Tenant under this Lease and in and to the Premises shall expire and terminate, and Tenant shall remain liable for all obligations under this Lease arising up to the date of such termination and Tenant shall surrender the Premises to Landlord on the date specified in such notice;

                    (iii) Landlord may terminate this Lease as provided in subparagraph 16(b)(ii) hereof and recover from Tenant all damages Landlord may incur by reason of Tenant’s default, including, without limitation, a sum which, at the date of such termination, represents the then value of the excess, if any, of (A) the Base Monthly Rental, Additional Rent, and all other sums which would have been payable hereunder by Tenant for the period commencing with the day following the date of such termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (B) the aggregate reasonable rental value of the Premises (less reasonable brokerage commissions, attorneys’ fees and other costs relating to the reletting of the Premises) for the same period, all of which excess sum shall be deemed immediately due and payable;

                    (v) Landlord may, from time to time without terminating this Lease, and without releasing Tenant in whole or in part from Tenant’s obligation to pay Base Monthly Rental, Additional Rent and all other amounts due under this Lease and perform all of the covenants, conditions and agreements to be performed by Tenant as provided in this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and, after making such alterations and repairs, Landlord may, but shall not be obligated to, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable or acceptable; upon each reletting, all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord, second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys’ fees, and of costs of such alterations and repairs, third, to the payment of the Base Monthly Rental, Additional Rent and other charges due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied against payments of future Base Monthly Rental, Additional Rent or other charges as the same may become due and payable hereunder; in no event shall Tenant be entitled to any excess rental received by Landlord over and above charges that Tenant is obligated to pay hereunder, including Base Monthly Rental, Additional Rent and all other charges; if such rentals received from such reletting during any month are less than those to be paid during the month by Tenant hereunder, including Base Monthly Rental, Additional Rent and all other charges, Tenant shall pay any such deficiency to Landlord, which deficiency shall be calculated and paid monthly; Tenant shall also pay Landlord as soon as ascertained and upon demand all costs and expenses incurred by Landlord in connection with such reletting and in making any alterations and repairs which are not covered by the rentals received from such reletting: notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

          (c) Landlord’s reentry, demand for possession, notice that the tenancy hereby created will be terminated on the date therein named, institution of an action of forcible detainer or ejectment or the entering of a judgment for possession in such action or any other act or acts resulting in the termination of Tenant’s right to possession of the Premises shall not relieve Tenant from Tenant’s obligation to pay all sums due hereunder, except as herein expressly provided. Landlord may collect and receive any Base Monthly Rental, Additional Rent or other charges due from Tenant, and the payment thereof shall not constitute a waiver of or affect any notice or demand given, suit instituted or judgment obtained by Landlord, or be held to waive, affect, change, modify or alter the rights or remedies which Landlord has in equity or at law or by virtue of this Lease.

          (d) In the event Landlord commences any proceedings for nonpayment of Base Monthly Rental, Additional Rent or other sums due hereunder, Tenant will not interpose any counterclaim of whatever nature or description which is not directly related to the Lease in any such proceeding. This shall not, however, be construed as a waiver of Tenant’s right to assert such claims in any separate action or actions brought by Tenant. Tenant hereby expressly and voluntarily waives any right to jury trial with respect to any action brought under or with respect to this Lease, and Landlord and Tenant acknowledge and agree that any such action must be brought in a court located in DeKalb County, Georgia, and having jurisdiction therein.

(e) All sums past due under this Lease shall bear interest at eighteen percent (18%) per annum, but in no event in excess of the maximum lawful rate, from due date until paid-in-full.

          (f) Except as expressly provided in this Lease, Tenant hereby waives any and every form of demand and notice prescribed by statute or other law, including without limitation the notice of any election of remedies made by Landlord under this Paragraph, demand for payment of any rent, or demand for possession.

          (g) All rights and remedies of Landlord created or otherwise existing at law are cumulative, and the exercise of one or more rights or remedies shall not be taken to exclude or waive the right to exercise any other.

          (h) Tenant shall and hereby agrees to pay all costs and expenses incurred by Landlord in enforcing any of the covenants and agreements of this Lease, or as a result of an action brought by Landlord against Tenant for an unlawful detainer of the Premises, and all such costs, expenses and attorneys’ fees shall, if paid by Landlord, be paid by Tenant to Landlord within fifteen (15) days of Landlord’s written demand therefor, together with interest at eighteen percent (18%) per annum, but in no event in excess of the maximum lawful rate, from the date of Landlord’s payment thereof.

17.	LANDLORD’S SERVICES.

See Special Stipulation #10

(a) Landlord shall render services and supplies incidental to this Lease in accordance with and as described in this Paragraph 17, as follows:

(i) Landlord shall cause the Premises to be cleaned.

                    (ii) Landlord shall furnish electric current for Building standard tenant lighting and small business machinery only from electric circuits designated by Landlord for Tenant’s use. Such circuits will be fed into one or more of the existing electrical panel(s) in the electrical closets located on the same Building floor as the Premises. Tenant’s usage of said panels on any given floor shall not exceed Tenant’s pro rata share (based on rentable square footage) of the panels’ capacity. Tenant will not use any electrical equipment which in Landlord’s opinion will overload the wiring installations or interfere with the reasonable use thereof by other users in the Building. Tenant will not, without Landlord’s prior written consent in each instance, connect any items such as non-Building standard tenant lighting, vending equipment, printing or duplicating machines, computers (other than desktop word processors and personal computers), auxiliary air conditioners, and other computer-related equipment to the Building’s electrical system, or make any alteration or addition to the system. If Tenant desires any such items, additional 208/120 volt electrical power beyond that supplied by Landlord as provided above, electric current in excess of 208/120 volts for purposes other than Building standard tenant lighting, or other special power requirements or circuits, then Tenant may request Landlord to provide such supplemental power or circuits to the Premises, which request Landlord may grant or withhold in its reasonable discretion. If Landlord furnishes such power or circuits, Tenant shall pay Landlord, on demand, the cost of the design, installation and maintenance of the facilities required to provide such additional or special electric power or circuits and the cost of all electric current so provided at a rate not to exceed that which would be charged by Georgia Power Company, or its successor, if Tenant were a direct customer thereof. Landlord may require separate electrical metering of such supplemental electrical power or circuits to the Premises, and Tenant shall pay, on demand, the cost of the design, installation and maintenance of such metering facilities. In no event shall Tenant have access to any electrical closets in the Building, it being agreed that any electrical engineering design or contract work shall be performed at Tenant’s expense by Landlord or an electrical engineer and/or electrical contractor designated by Landlord. All invoices respecting the design, installation and maintenance of the facilities requested by Tenant shall be paid within thirty (30) days of Tenant’s receipt thereof. Landlord’s charge to Tenant for the cost of electric current so provided shall be paid within thirty (30) days of receipt of invoice by Tenant.

                    (iii) Landlord shall furnish seasonable air conditioning and heating during normal business hours (8:00 a.m. to 6:00 p.m. Monday through Friday and 8:00 a.m. until 1:00 p.m. Saturday), said heat or air conditioning not being furnished Sunday or holidays observed by Landlord. Should Tenant desire either heating or air conditioning at other times. Landlord agrees to provide same upon reasonable advance written request by Tenant, but at Tenant’s expense at such hourly rates as may be determined from time to time by Landlord, which charge Tenant shall pay promptly upon being billed therefor. If Tenant installs equipment which in Landlord’s opinion produces enough heat to cause comfort problems in the Building or any part thereof, or if Tenant desires a supplemental air conditioning system and Landlord has approved same, then Landlord may, at its option, either cause to be designed or permit Tenant to design a supplemental air conditioning system, subject to Landlord’s approval, and Landlord shall install such system substantially in accordance with such design. If Tenant has requested such supplemental system. Tenant shall be responsible for determining that the design of such system is adequate for its needs. Tenant agrees to pay Landlord for such equipment, design, installation, metering and consumption of electricity for supplemental air conditioning and to maintain such equipment at Tenant’s expense. If such supplemental air conditioning is installed at the request of either Tenant or Landlord in a manner that utilizes the Building condenser water loop, Tenant shall pay a one-time tap fee, payable within thirty (30) days of invoicing from Landlord, of THREE HUNDRED EIGHTY AND NO/100THS DOLLARS ($ 380.00) per ton of cooling equipment installed. Tenant shall also pay for the necessary pump and piping to connect the supplemental air conditioning equipment to the Building condenser water risers. Regardless of whether such supplemental air conditioning is tapped into the Building condenser water loop, Tenant shall pay (in addition to the one-time tap fee, if applicable) each calendar quarter in advance, as additional rent, a usage charge based upon the tonnage of the cooling equipment installed. At the commencement of the Term, this usage charge shall be EIGHTY AND NO/100THS DOLLARS ($80.00) per ton per year of cooling equipment. Such usage charge may be increased at any time and from time to time by the same percentage increase from the date of the last usage charge adjustment if any, in the officially authorized rate schedule of Georgia Power Company, or its successors, applicable to the Building; provided, however, that in no event will such usage charge, as increased hereunder, ever be decreased pursuant to any adjustments hereunder, it being agreed that if such a decrease would result, then no adjustment would be made until the next adjustment hereunder. Each adjustment may be made effective as of the effective date of such Georgia Power Company rate schedule adjustment and shall remain in effect until the next adjustment is made hereunder.

          (b) Landlord shall not be liable for any damages directly or indirectly resulting from the installation, use or interruption of use of any equipment in connection with the furnishing of services referred to in this Paragraph, and particularly any interruption in services by any cause beyond the immediate control of Landlord, provided Landlord shall use reasonable diligence in the restoration of such services.

18.	DESTRUCTION OF PREMISES.

          Should the Premises be so damaged by fire or other cause that rebuilding or repairs cannot be completed within one hundred eighty (180) days from the date of the fire, or other cause of damage, then either Landlord or Tenant may terminate this Lease by written notice to the other given within thirty (30) days of the date of such damage or destruction, in which event rent shall be abated from the date of such damage or destruction. However, if the damage or destruction is such that rebuilding or repairs can be completed within one hundred eighty (180) days.

Landlord covenants and agrees, subject to the provisions of this Paragraph 18, to make such repairs with reasonable promptness and dispatch, and to allow Tenant an abatement in the rent for such time as the Premises are untenantable or proportionately for such portion of the Premises as shall be untenantable, and Tenant covenants and agrees that the terms of this Lease shall not be otherwise affected. Such repairs and restoration relating to Tenant’s initial leasehold improvements or otherwise made by or for Tenant shall be made at Tenant’s expense in accordance with plans and specifications approved by Landlord and Tenant. Repairs and restoration to base Building improvements required by this Lease to be furnished by Landlord at its expense (other than Tenant’s initial leasehold improvements) shall be made at Landlord’s expense. In no event shall Landlord be required to repair or replace any trade fixtures, furniture, equipment or other property belonging to Tenant; nor shall Landlord have any obligation to incur any cost to repair, reconstruct or restore the Premises or the Building in excess of insurance proceeds from the casualty necessitating such work that are made available to Landlord, under its sole control, for such work. Notwithstanding anything to the contrary contained in this Paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty contained under this Paragraph occurs during the last twelve (12) months of the Term of this Lease.

19.	CONDEMNATION OF PREMISES.

          (a) If any part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, Landlord shall have the right, at its option, to terminate this Lease effective as of the date possession is taken by said authority (unless all of the Premises are so taken in which case this Lease shall terminate), and shall be entitled to any and all income, rent or award and any interest thereon whatsoever which may be paid or made in connection with such public or quasi-public use or purpose. Tenant hereby assigns to Landlord its entire interest in any and all such awards, and shall have no claim against Landlord for the value of any portion of the unexpired Term. If a part of the Premises shall be so taken or appropriated, and Landlord does not elect to terminate this Lease, the Base Monthly Rental thereafter to be paid shall be reduced by an amount bearing the same ratio to the total amount of Base Monthly Rental as the rentable area of the Premises so taken bears to the entire Premises.

          (b) If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the sole right, at its option, to terminate this Lease and shall be entitled to the entire award as above provided, and in such case Tenant shall likewise have no claim against Landlord for the value of any unexpired Term of this Lease.

          (c) Nothing hereinbefore contained shall be deemed to deny to Tenant its right to claim from the condemning authority compensation or damages for its trade fixtures and personal property, provided the condemning authority makes a separate award therefor.

20.	INSURANCE.

See Special Stipulation #11

          Tenant shall carry “all risk” coverage insurance insuring Tenant’s interest in the improvements and betterments to the Premises, including initial improvements installed by Landlord, and any and all furniture, equipment, supplies and other property owned, leased, held or possessed by it and contained therein, in an amount equal to the full replacement cost thereof, subject to deductible amounts reasonably satisfactory to Landlord, plus business interruption insurance respecting Tenant’s operations from the Premises in an amount reasonably satisfactory to Landlord. Tenant shall also procure and maintain throughout the Term a policy or policies of comprehensive general liability insurance, including contractual liability, insuring Tenant, Landlord and any other persons designated by Landlord, as additional insureds, against any and all liabilities for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done on the Premises, or arising out of the condition, use or occupancy of the Premises, or in any way occasioned by or arising out of the activities of Tenant or its agents, employees or licensees in the Premises, or other portions of the Building, Building site and adjacent parking deck or parking areas in amounts not less than $1,000,000 with respect to any one casualty or occurrence and $100,000 with respect to property damage, including fire legal liability. Landlord and Tenant shall each have included in all policies of insurance respectively obtained by them with respect to the Building, Building site and adjacent parking deck or parking areas and/or the Premises a waiver by the insurer of all rights of subrogation against the other in connection with any loss or damage thereby insured against. So long as both Landlord’s and Tenant’s policies then in force include such mutual waiver of subrogation, Landlord and Tenant, to the fullest extent permitted by law, each waive all right of recovery against the other for, and agree to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible insurance in effect at the time of such loss or damage. If such waiver of subrogation shall not be obtainable or shall be obtainable only at a premium over that chargeable without such waiver, the party seeking such waiver shall notify the other thereof in writing, and the latter shall have ten (10) days in which either (i) to procure on behalf of the notifying party insurance with such waiver from a company or companies reasonably satisfactory to the notifying party or (ii) to agree to pay such additional premium (in Tenant’s case, in the proportion which the rentable square footage of the Premises bears to the total rentable square footage of the area covered by the insurance policy of Landlord). All insurance policies procured and maintained by Tenant pursuant to this Paragraph 20 shall be carried with companies licensed to do business in the State of Georgia reasonably satisfactory to Landlord and shall be noncancellable except after thirty (30) days written notice to Landlord and any designees of Landlord. Such policies or duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date that Tenant takes possession of the Premises, and renewals thereof as required shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term.

21.	USUFRUCT ONLY.

This contract shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; Tenant has only a usufruct, not subject to levy and sale.

22.	WAIVER.

          The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other term, covenant or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of Base Monthly Rental, Additional Rent or other sums due hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular payment so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such payment. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord, unless such waiver is in writing signed by Landlord.

23.	ENTIRE AGREEMENT.

          This Lease sets forth all the covenants, promises, agreements, conditions and undertakings between Landlord and Tenant concerning the Premises, and there are no covenants, promises, agreements, conditions or undertakings other than as herein set forth. No subsequent alteration, amendment, change or addition to this Lease, except as to changes or additions to the Rules and Regulations described in Paragraph 34, shall be binding upon Landlord or Tenant unless reduced to writing and signed by authorized representatives of each of them.

24.	LANDLORD’S CONSENT.

          Except as expressly provided herein to the contrary, In every instance herein in which Landlord is called upon to give its consent, such consent may be withheld for any reason or for no reason, or if granted, may be subject to those conditions which Landlord deems appropriate. No such consent shall be binding upon Landlord unless made expressly in writing signed by Landlord.

25.	NOTICES.

          (a) Every notice, demand or request hereunder shall be in writing, and shall be deemed to have been properly given if delivered personally or by courier, with a signed receipt, or if deposited with the United States Postal Service (or any official successor thereto) designated certified mail, return receipt requested, bearing adequate postage and addressed as follows:

	If to Tenant:	CRESCENT BANK AND TRUST COMPANY 115 Perimeter Center Place Suite 285 Atlanta, Georgia 30346

	If to Landlord:	PERIMETER CENTER/SOUTH TERRACES ASSOCIATES P.O. Box 88185 Atlanta, Georgia 30356

	With copy to Leasing Agent:	TAYLOR & MATHIS IV P.O. Box 88185 Atlanta, Georgia 30356

The foregoing addresses may be changed by thirty (30) days prior written notice from time to time.

          (b) Tenant hereby appoints as his agent to receive the service of all dispossessory or distraint proceedings and notices thereunder, and all notices required under this Lease, the person in charge of or occupying the Premises at the time; and if no person is in charge or occupying same, then such service or notice may be made by attaching the same on the main entrance to the Premises. A copy of all notices under this Lease shall also be sent to Tenant’s last address of which notice was given to Landlord in accordance with this Paragraph 25, if different from the Premises.

26.	TRANSFER OF TENANTS.

See Special Stipulation #12

          Landlord reserves the right, upon thirty (30) days written notice, to transfer and remove Tenant from the Premises to any other space of substantially equivalent size and area in the Park. Landlord shall bear the expense of said removal as well as the expense of any renovations or alterations necessary to make the new space conform in arrangement and layout with the original space covered by this Lease.

27.	SUCCESSORS AND ASSIGNS; ATTORNMENT.

          The covenants, conditions and agreements herein contained shall inure to the benefit of and be binding upon Landlord, its successors and assigns, and shall be binding upon Tenant, its heirs, executors, administrators, successors and assigns, and shall inure to the benefit of Tenant and only such assigns of Tenant to whom the assignment by Tenant has been consented to by Landlord. Nothing contained in this Lease shall in any manner restrict Landlord’s right to assign or encumber this Lease in its sole discretion provided, however, any encumbrance or assignment shall not disturb Tenant’s right to quiet possess of the Premises. Should Landlord assign this Lease as provided for above, or should Landlord enter into a security deed or other mortgage affecting the Premises and should the holder of such deed or mortgage succeed to the interest of Landlord, Tenant shall be bound to said assignee or any such holder under all the terms, covenants and conditions of this Lease for the balance of the Term hereof remaining after such succession, and Tenant shall attorn to such succeeding party as its Landlord under this Lease promptly under any such succession. Tenant agrees that should any party so succeeding to the interest of Landlord require a separate agreement of attornment regarding the matters covered by this Lease, then Tenant shall enter into any such “attornment agreement,” provided the same does not modify any of the provisions of this Lease and has no  adverse effect upon Tenant’s continued occupancy of the Premises.

28.	TIME IS OF THE ESSENCE.

          Time is of the essence with respect to the performance of each of the covenants and agreements of this Lease; provided, however, that failure of Landlord to provide Tenant with any notification regarding adjustments in Base Monthly Rental, reimbursements for any Operating Expense Increase or Estimated Operating Expense Increase, or any other charges provided for hereunder, within the time periods prescribed in this Lease shall not relieve Tenant of its obligation to make such payments, which payments shall be made by Tenant at such time as notice is subsequently given.

29.	CAPTIONS; GOVERNING LAW.

          The captions of this Lease are for convenience of reference only and in no way define, limit or describe the scope or intent of this Lease. The laws of the State of Georgia shall govern the validity, performance and enforcement of this Lease.

30.	SEVERABILTY.

          Landlord and Tenant intend and believe that each provision in this Lease is in accordance with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Lease is ultimately determined by a court of law to be in violation of any local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court shall declare such portion, provision or provisions of this Lease to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Landlord and Tenant that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Lease shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained herein, and that the rights, obligations and interest of Landlord and Tenant under the remainder of this Lease shall continue in full force and effect, unless the amount of Base Monthly Rental, Additional Rent or other charges payable hereunder is thereby decreased, in which event Landlord may terminate this Lease.

31.	SUBORDINATION.

See Special Stipulation #13

          At the option of Landlord, Tenant agrees that this Lease shall remain subject and subordinate to all present and future mortgages, deeds to secure debt or other security instruments (the “Security Deeds”) affecting the Building or the Premises, and Tenant shall promptly execute and deliver to Landlord such certificate or certificates in writing as Landlord may request, showing the subordination of the Lease to such Security Deeds, and in default of Tenant so doing. Landlord shall be and is hereby authorized and empowered to execute such certificate in the name of and as the act and deed of Tenant, this authority being hereby declared to be coupled with an interest and to be irrevocable. Tenant shall upon request from Landlord at any time and from time to time execute, acknowledge and deliver to Landlord a written statement certifying as follows: (i) that this Lease is unmodified and in full force and effect (or if there has been modification thereof, that the same is in full force and effect as modified and stating the nature thereof); (ii) that to the best of its knowledge there are no uncured defaults on the part of Landlord (or if any such default exists, the specific nature and extent thereof); (iii) the date to which any rent and other charges have been paid in advance, if any; and (iv) such other matters as Landlord may reasonably request. Tenant irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, to execute and deliver, for and in the name of Tenant, any document or instrument provided for in this Paragraph.

32.	ATTORNEYS’ FEES.

See Special Stipulation #14

33.	LIMITATION OF LIABILITY.

          Landlord’s obligations and liability to Tenant with respect to this Lease shall be limited solely to Landlord’s interest in the Building, and neither Landlord nor any of the joint venturers of Landlord, nor any officer, director, partner or shareholder of Landlord or any of the joint venturers of Landlord, shall have any personal liability whatsoever with respect to this Lease.

34.	RULES AND REGULATIONS.

          The rules and regulations (herein called the “Rules and Regulations”) printed upon this instrument on the attached Exhibit B shall be and are hereby made a part of this Lease. Tenant, its employees and agents, will perform and abide by said Rules and Regulations, and any amendments or additions to said Rules and Regulations as may be made from time to time by Landlord.

35.	SPECIAL STIPULATIONS.

          Insofar as the special stipulations, if any, set forth in the special stipulations attachment to this Lease conflict with any of the foregoing provisions, the special stipulations shall control. Such special stipulations are expressly incorporated herein by this reference.

IN WITNESS WHEREOF, the parties hereto have herein set their hands and seals, the day and year set forth opposite their respective signatures below, effective as of the date first above written.

Signed, sealed and delivered by Landlord this 4thday of February, 1993, in the presence of:		LANDLORD:

TAYLOR & MATHIS/SOUTH TERRACES, LTD., managing joint venturer for PERIMETER CENTER/SOUTH TERRACES ASSOCIATES, a joint venture composed of TAYLOR & MATHIS/SOUTH TERRACES, LTD., a Georgia limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

/s/

Unofficial Witness

/s/		By:	/s/	(SEAL)

Notary Public			General Partner

My Commission Expires:	Notary Public, Fulton County, Georgia. My Commission Expires June 24, 1994.	By:	/s/	(SEAL)

General Partner

Signed, sealed and delivered by Tenant this 2nd day of February, 1993, in the presence of:		TENANT:
CRESCENT BANK AND TRUST COMPANY, a Georgia corporation
/s/

Unofficial Witness

/s/		By:	/s/	(SEAL)

Notary Public		Name	[ILLEGIBLE]
		Title	Pres

My Commission Expires:	Notary Public, Fulton County, Georgia. My Commission Expires June 24, 1994.	Attest:	/s/	(SEAL)

(NOTARIAL SEAL)		Name	[ILLEGIBLE]
		Title	Ex. V.P.

(CORPORATE SEAL)

LEASING AGENT:

Signed, sealed and delivered by Leasing Agent this 4th day of February, 1993, in the presence of:		TAYLOR & MATHIS IV

/s/

Unofficial Witness

/s/		By:	/s/	(SEAL)

Notary Public			General Partner

My Commission Expires:	Notary Public, Fulton County, Georgia. My Commission Expires June 24, 1994.

(NOTARIAL SEAL)

SPECIAL STIPULATIONS

1.	COMPLETION OF IMPROVEMENTS

Landlord shall perform the work to be performed by Landlord with respect to the Premises in accordance with the work schedule attached hereto as Exhibit C and incorporated herein (the “Work Schedule”), and shall deliver possession of the Premises to Tenant when same are ready for occupancy (that is, ready for Tenant to move its personal property into the Premises). Upon such date on which the Premises are ready for occupancy, Tenant agrees to accept delivery and enter upon the Premises for the purpose of installing its personal property contemporaneously with any remaining work of Landlord.

2.	POSSESSION

Notwithstanding anything contained in Paragraph 4 of the Lease, if Landlord fails to deliver possession of the Premises substantially completed and ready for Tenant’s occupancy by April 15, 1993, and if such failure is for reason other than a delay caused by Tenant, then Tenant shall have the right to terminate this Lease effective April 15, 1993 without penalty by providing Landlord with written notice within five (5) days after April 15, 1993.

3.	BASE MONTHLY RENTAL

Tenant shall pay in advance to Landlord in care of Agent at Agent’s address for notice set out in Paragraph 25 hereof, or at such other place as Landlord shall designate in writing, promptly, without demand, on the first day of each month during the Term a base monthly rental (the “Base Monthly Rental”), in the amount determined according to the following schedule:

PERIOD	ANNUALIZED BASE MONTHLY RENTAL RATE PER RENTABLE SQUARE FOOT	BASE MONTHLY RENTAL

2/15/93- 3/31/93	$0.00	$0.00
4/01/93- 4/30/93	$7.00	$1,747.67
5/01/93- 2/28/94	$14.00	$3,495.33
3/01/94- 2/28/95	$16.00	$3,994.67
3/01/95- 8/15/96	$18.00	$4,494.00

If the Term commences on a day other than the first day of a month, or terminates on a day other than the last day of a month, the Base Monthly Rental for the first and last partial month shall be prorated based upon the actual number of days in such a month. The Base Monthly Rental shall be due and payable in all events, without any setoff or deduction whatsoever.

4.	BASE MONTHLY RENTAL ADJUSTMENT

Landlord and Tenant agree that at the end of each and every Lease Year, as herein defined, during the Term, the Base Monthly Rental, as increased by previous rental adjustments hereunder, shall be increased for the next succeeding Lease Year by an amount equal to the product of (a) the Base Monthly Rental, as increased by previous rental adjustments hereunder, at the end of the Lease Year immediately preceding the Lease Year for which the increase is being calculated, multiplied by (b) four percent (4%). Each adjustment shall remain in effect until the next such annual adjustment is made. For all purposes under this Special Stipulation 4, it shall be deemed that the Base Monthly Rental for the first Lease Year shall be THREE THOUSAND FOUR HUNDRED NINETY FIVE AND 33/100 DOLLARS ($3,495.33), regardless of the amount actually paid, and all future rental adjustments shall be calculated as if the Base Monthly Rental for the first Lease Year were $3,495.33.

Whenever the term “Additional Rent” appears as contained in the Lease, such reference shall apply to rental adjustments as called for in Special Stipulation 4 herein.

5.	TENANT’S ACCEPTANCE

Tenant’s acceptance of the Premises as provided for in Paragraph 10 herein, shall be subject to “punch list items” which are details of construction, which, in the aggregate, are minor in character and do not materially interfere with Tenant’s use or enjoyment of the Premises. Within ten (10) days after the date of substantial completion of the improvements to the Premises, Landlord’s representative and Tenant’s representative shall inspect the Premises for purposes of compiling a list of punch list items. Landlord shall be obligated to correct the punch list items within thirty (30) days after completion of said punch list, unless any item or items included on said punch list cannot reasonably be completed within thirty (30) days, in which case Landlord shall have begun correcting and diligently pursues the correction of those items within said thirty (30) day period.

6.	ASSIGNMENT AND SUBLETTING

Landlord’s consent to Tenant’s request to a sublease or an assignment of the Lease shall not be unreasonably withheld; provided, however, in determining whether or not to give or withhold its approval to any proposed sublessee or assignee hereunder, Landlord is entitled to consider, without limitation, the creditworthiness of such proposed sublessee or assignee, the character and/or type of business of such proposed sublessee or assignee, the impact of such sublessee or assignee and its business on the image of the Building and the project, and whether or not such sublessee or assignee will favorably coexist and mix with, and not detract from the character and quality of the Building as a first class, top quality office building.

Tenant recognizes and acknowledges that Landlord’s concern for the quality, character, image and tenant mix of the Building and tenants within the Building is for the protection and benefit of Tenant and all other tenants in the Building, and that failure of Landlord to give its approval to a proposed sublessee or assignee hereunder shall not be unreasonable where Landlord determines that the proposed sublessee or assignee will detract from the quality, character, image and/or tenant mix of the Building as required for a first-class, top-quality office building.

Landlord may elect to terminate the Lease pursuant to Paragraph 11 (b)(l), provided however, Tenant shall have five (5) days from receipt of Landlord’s notice of intent to terminate to withdraw Tenant’s request to assign or sublease.

7.	ALTERATIONS AND IMPROVEMENTS

Paragraph 13 (a) of the Lease shall read as follows: No alteration in, or addition to, the Premises will be made without first obtaining Landlord’s prior written consent, and any such work consented to shall be paid for by Tenant and shall be performed by Landlord.

If such alteration or addition involves the mechanical, electrical, or plumbing systems of the Building, or affects any portion of the Building other than the Premises, or is visible from outside the Premises, then Landlord may withhold its consent for any reason or for no reason.

If such alteration or addition does not involve the mechanical, electrical, or plumbing systems of the Building, and does not affect any portion of the Building other than the Premises, and is not visible from the outside of the Premises then, notwithstanding the provisions of Paragraph 24 of the Lease, Landlord’s consent shall not be unreasonably withheld.

8.	REPAIRS TO THE PREMISES

Landlord shall keep and maintain in good repair and working order and make all repairs to and perform necessary maintenance upon the land and common Building facilities, including, but not limited to, the structural components, and base Building mechanical, plumbing and electrical systems; paved areas and drives, landscaping, exterior walls and roof; and interior walls, floors and ceilings of the common Building facilities. Subject to the foregoing, Tenant shall at its own cost and expense, keep in good repair all portions of the Premises, including but not limited to, interior windows within the Premises (not to include exterior windows of the Building shell whether or not exposed to the outside of the Building, unless same is damaged by the fault of the Tenant), glass and plate glass, doors, any special store front, interior walls and finish work, floors and floor coverings, and supplemental or special heating and air conditioning systems, and shall take good care of the Premises and its fixtures and permit no waste, except normal wear and tear with due consideration for the purpose for which the Premises are leased. Tenant shall maintain and replace, at its cost and expense, all light bulbs and fixtures in the Premises that are not the Building’s standard 2’ by 4’ florescent light fixtures and bulbs therefor.

9.	DEFAULTS AND REMEDIES

Paragraph 16(a)(ii) shall read as follows:

Tenant’s failure to pay the Base Monthly Rental, Additional Rent or any other sum due hereunder if such non-payment continues for five (5) or more days after Tenant’s receipt of written notice from Landlord of such non-payment, (provided, however, that any failure to make any such payment on or before its due date shall constitute an event of default after two

SPECIAL STIPULATIONS
Crescent Bank

(2) notices of late payments in any one calendar year), or Tenant’s default in the prompt and full performance of any other provision of this Lease and Tenant does not commence to cure and diligently pursue the completion of the cure of the default thirty (30) days after written demand by Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith upon Landlord’s demand);

10.	LANDLORD’S SERVICES

Paragraph 17(a) of the Lease shall continue as follows:

(iv) Landlord shall furnish Tenant passenger elevator service 24 hours a day, seven days a week.

(v) Landlord shall furnish cold running potable water.

(vi) The security system currently in place includes 24 hour roving security.

(vii) Landlord shall cause the Premises to be cleaned nightly, five (5) nights per week after normal business hours.

11.	INSURANCE

Landlord shall maintain fire and full extended coverage insurance with reputable insurance companies authorized to conduct business in the state of Georgia, such policies to cover Landlord’s property at full replacement cost. Provided the Landlord is Metropolitan Life Insurance Company, or any entity whose ownership is comprised in whole or in part by Metropolitan Life Insurance Company, the Landlord reserves the right to “self insure” any of its obligations with respect to this Lease.

12.	TRANSFER OF TENANTS

In the event that Landlord exercises its right under Paragraph 26 herein, Landlord shall be responsible for actual and reasonable expenses incurred by Tenant to relocate, which shall be limited to the cost of the physical move of Tenant’s office equipment, reprinting of stationery and business cards, and relocation of telephone equipment. Landlord shall also be responsible for providing that the “build-out of such substitute space shall be reasonably similar to that of the original Premises.

13.	SUBORDINATION

Notwithstanding anything contained in Paragraph 31 herein to the contrary, the subordination of this Lease and Tenant’s rights hereunder to any security deed is and shall be conditioned upon the holder of such security deed agreeing that this Lease and Tenant’s rights hereunder shall not be disturbed so long as there exists no event of default by Tenant under the terms and provisions of this Lease. Landlord represents that, as of the date of execution of this Lease, there exists no Security Deed or underlying ground lease affecting the Building.

14.	ATTORNEYS’ FEES

If either party commences an action against the other party arising out of or in connection with this Lease the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys’ fees and costs of suit.

15.	PARKING

At all times during the Term of this Lease, Landlord shall provide Tenant’s employees and visitors with free, unassigned parking (in the adjacent parking deck) at a ratio of three (3.0) spaces per 1,000 rentable square feet of office space leased, to include any expansion space incorporated into the Premises after the commencement of the Term of this Lease.

16.	QUIET ENJOYMENT

Landlord agrees that Tenant upon observing, performing and keeping all the covenants and agreements herein contained on its part to be observed, shall and may lawfully, peacefully and quietly have, hold, use, occupy, possess, and enjoy the Premises for and during all of the Term without disturbance by Landlord, or by any person claiming by, through or under Landlord.

17.	RIGHT OF FIRST REFUSAL

Provided Tenant has not assigned or sublet all or any portion of the

SPECIAL STIPULATIONS
Crescent Bank

Premises and is not in default in the performance of or with respect to any of the terms, covenants and conditions of the Lease, Tenant shall have the right of first refusal to lease additional space in strict accordance with the terms of this Special Stipulation 17.

(a)

Subject to the provisions of this Special Stipulation 17, before Landlord, during the Term of this Lease, enters into any lease with a third party for any portion of the space on the second floor of the Building, which space contains approximately 1,971 RSF and is specified on Exhibit E attached hereto and by reference incorporated herein, such space being hereinafter referred to as the “First Refusal Space”, Landlord must first notify Tenant in writing of Landlord’s intention to lease such space to such third party tenant, which notice shall specifically describe the portion of the First Refusal Space proposed to be leased. Tenant shall have five (5) days after the date on which Tenant receives such notice from Landlord in which to lease the space, in its entirety, being proposed to the third party tenant.

If Tenant notifies Landlord in writing during such five (5) day period that it elects to lease such space (such notice being hereinafter referred to as the “Election Notice”), then Landlord and Tenant shall promptly execute an amendment to this Lease with respect to such space providing for the following:

		(i)	The commencement date of the lease term for such space shall be the first day of the calendar month following the thirtieth (30th) day after the day Landlord receives Tenant’s Election Notice;

(ii)

Tenant shall be entitled to an allowance for Tenant Improvements design and construction for such space equal to the product of (x) the total rentable square footage in the First Refusal Space to be leased by Tenant, times (y) $2.50 times (z) a percentage (not greater than 100%) determined by dividing thirty-six (36) months into the number of months of the Term remaining after the commencement date of the lease term for such portion of the First Refusal Space;

(iii)

The Base Monthly Rental for such space shall be calculated in accordance with the Annualized Base Monthly Rental Rate per Rentable Square Foot as set forth in Special Stipulation 3 herein and as escalated pursuant to Stipulation 4 herein;

		(iv)	The lease term for any First Refusal Space so leased shall be coterminous with the Term; and

		(v)	All other terms and conditions for the lease of such space shall be the same as in effect under this Lease, except to the extent such terms and conditions are inconsistent with the foregoing terms.

(b)

If Tenant either notifies Landlord that it does not intend to lease the subject portion of the First Refusal Space or fails to exercise its option to lease such space by written notice to Landlord of such exercise delivered within the five (5) day period set forth in the second sentence of subparagraph (a) above, then Landlord shall be free to enter into any lease with such third party tenant with respect to all or any part of the portion of the First Refusal Space described in the notice from Landlord to Tenant, plus additional space leased in conjunction therewith and adjacent thereto having in the aggregate no more than twenty percent (20%) of the rentable square footage of the space described in such notice.

(c)

Notwithstanding any other provisions of this Special Stipulation 17 to the contrary, the provisions of this Special Stipulation 17, and all rights granted hereunder, shall be null and void and of no further force or effect from and after the date that is twelve (12) months prior to the expiration date of the Term as set forth in Paragraph 2 of this Lease.

(d)

Landlord agrees that, if it enters into any lease with a third party tenant as permitted hereunder, it will retain the right to relocate such tenant to other premises in the Building, and upon request by Tenant and Tenant agreeing to pay all costs associated with said relocation, Landlord will relocate the third party tenant.

18.	SATELLITE DISH

Tenant shall have the right, subject to and in strict accordance with the terms of this Special Stipulation 18, during the Term, including any Extension Term, to install, use and maintain at Tenant’s sole cost and

SPECIAL STIPULATIONS
Crescent Bank

expense a satellite dish on the roof of the Building, in a location that is mutually acceptable to both parties. Tenant shall not be obligated to pay any rent for such dish, and Tenant shall have the right to run conduit from the dish to the Premises through the electrical closets in the core of the Building, all subject to Landlord’s approval. The size of said dish shall not exceed 21 inches in diameter. Tenant shall provide Landlord with plans and specifications with regards to the design, location, materials and method of installation of said dish for Landlord’s consent. Tenant, at Tenant’s sole cost and expense, agrees to construct such screens or other structures as Landlord shall require to conceal such dish from view so as to lessen any adverse aesthetic impact on the Building and the Park; provided, however, that no such screens or other structure shall be erected by Landlord on the roof of the Building which will in any way impair the operation, use or enjoyment of said dish, or cause the installation, operation or use of said dish to violate any laws, rules or regulations of any governmental body having jurisdiction. Said dish and any installation relating thereto shall be installed and used in compliance with all laws, rules and regulations of any governmental authority having jurisdiction. Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, claim, expense and demand arising from and out of or in any manner connected with Tenant’s installation, use, maintenance, and removal and enjoyment of said dish, and Tenant hereby agrees that any such dish installed or used pursuant to this Lease may be used solely by Tenant, or any subsidiary, parent and/or affiliate of Tenant and in no event shall Tenant have the right to assign or sublet any of these rights to any other entities or persons. Tenant shall have the right to remove said dish at any time during the Term, or by the expiration of the Term, provided Tenant repairs any damage to the roof of the Building caused by said removal to the satisfaction of Landlord, at Tenant’s sole expense.

19.	HAZARDOUS MATERIALS

Tenant shall not store or use or permit the storage or use within the Premises of any hazardous or toxic waste, contaminants, oil, radioactive or other materials the removal of which is required or the maintenance of which is prohibited, regulated or penalized by any local, state or federal agency, authority or governmental unit.

DHD
2/1/93
STIPS\CRESCENT

SPECIAL STIPULATIONS
Crescent Bank

[FLOOR PLAN]

Premises
2,607	Usable S.F.
389	Prorata Share of Common Area

2,996	Rentable S.F.

EXHIBIT A

RULES AND REGULATIONS

     1.   The sidewalks and public portions of the Building, such as entrances, passages, courts, elevators, vestibules, stairways, corridors or halls, shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises.

     2.   No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord.

     3.   No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on corridor walls. Signs on entrance door or doors shall conform to Building standard signs, samples of which are on display in Landlord’s rental office. Signs on doors shall, at Tenant’s expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove same without any liability and may charge the expense incurred by such removal to Tenant.

     4.   The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the window sills.

     5.   The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant, if caused by it or its agents, employees, contractors, licensees or invitees.

     6.   Tenant shall not in any way deface any part of the Premises or the Building. Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder’s deadening felt shall be first affixed to the floor by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7.   No bicycles, vehicles or animals (except seeing eye dogs) of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by Tenant on the Premises except in conformity with law and then only in the utility kitchen, if any, as set forth in Tenant’s layout, which is to be primarily used by Tenant’s employees for heating beverages and light snacks.  Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from the Premises.

     8.   No space in the Building shall be used for manufacturing or distribution, or for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

     9.   Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way.

    10.  Neither Tenant, nor any of Tenant’s agents, employees, contractors, licensees or invitees, shall at any time put up or operate fans or electrical heaters or bring or keep upon the Premises flammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids or solvents required in the normal operation of Tenant’s business offices. No offensive gases or liquids will be permitted.

    11.  No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of Landlord and unless and until a duplicate key is delivered to Landlord. Tenant shall, upon termination of its tenancy, restore to Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant, and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

    12.  All moves in or out of the Premises, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place during the hours which Landlord or its agent may determine from time to time. Only the Building freight elevator shall be used for such purposes. Tenant will insure that movers take necessary measures required by Landlord to protect the Building (e.g., windows, carpets, walls, doors and elevator cabs) from damage. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

    13.  Tenant shall not place any furniture accessories or other materials on any balconies located within or adjacent to the Premises without having obtained Landlord’s express written approval thereof in each instance.

    14.  Landlord shall have the right to prohibit advertising by, Tenant which in Landlord’s opinion tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

    15.  Landlord reserves the right to exclude from the Building at all times, other than business hours, all persons who do not present a pass to the Building signed by Tenant. Tenant shall be responsible for all persons to whom it issues such a pass and shall be liable to Landlord for all acts of such persons.

    16.  The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

    17.  The requirements of Tenant will be attended to only upon application at the management office for the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

    18.  Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

    19.  There shall not be used in any space, or in the public halls of the Building, either by Tenant or by its jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks, mail carts or mail bags shall be used in passenger elevators.

EXHIBIT B

    20.  All paneling or other wood products not considered furniture shall be of fire retardant materials.  Before installation of such materials, certification of the materials’ fire retardant characteristics shall be submitted to Landlord or its agents, in a manner satisfactory to Landlord.

    21.  Tenant shall not employ any persons other than the janitors retained by Landlord (who will be provided with pass-keys into the offices) for the purpose of cleaning or taking charge of the Premises. It is understood and agreed that Landlord shall not be responsible to any tenant for any loss of property from rented premises, however occurring, or for any damage done to furniture or other effects of any tenant by the janitor or any of its employees.

    22.  No painting shall be done, nor shall any alterations be made, to any part of the Building by putting up or changing any partitions, doors or windows, nor shall there be any nailing, boring or screwing into the woodwork or walls, nor shall any connection be made to the electric wires or electric fixtures, without the consent in writing on each occasion of Landlord. No sunscreen or other films shall be applied to the interior surface of any window glass. All glass, locks and trimmings in or upon the doors and windows of the Building shall be kept whole, and when any part thereof shall be broken, the same shall be immediately replaced or repaired and put in order at Tenant’s expense under the direction and the satisfaction of Landlord, and shall be left whole and in good repair.

    23.  Landlord will post on the Building directories one name only for Tenant at no charge. All additional names which Tenant shall desire put upon said directories must be first consented to by Landlord, and if so approved, a charge to Tenant will be made for each additional listing as prescribed by Landlord to be paid to Landlord by Tenant.

    24.  Landlord reserves all vending rights. Request for such service will be made to Landlord.

    25.  Landlord reserves the right to modify or delete any of the foregoing Rules and Regulations and to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Premises and the Building, and for the preservation of good order therein. Landlord shall not be responsible to any tenant for the non-observance, or violation, of any of these Rules and Regulations by other tenants.

    26.  Parking facilities supplied by Landlord for Tenant, if any, shall be used by vehicles that may occupy a standard parking area only. Moreover, the use of such parking facilities shall be limited to normal business parking and shall not be used for a continuous parking of any vehicle regardless of size.

EXHIBIT B

EXHIBIT “C”

WORK SCHEDULE

This Exhibit C sets forth the work and costs of work required to complete the base building construction for the Building and all improvements to the Premises so that the Premises are suitable for Tenant’s occupancy in accordance with Paragraph 3 of this Lease. The work described in Section 1 of this Exhibit C is referred to in this Lease as “Landlord’s Work”, and the work described in Section 2 of this Exhibit C is described in this Lease as “Tenant’s Work”. Accordingly, Landlord and Tenant agree to the following:

1.	Definition of Landlord’s Work

1.1

Landlord shall cause Landlord’s designated interior design and mechanical and electrical engineering firms for the Building to prepare architectural and engineering plans, detailed specifications and finish schedules for all work to be performed in and on the Premises in order to complete construction of the Premises substantially in accordance with the plan attached hereto as Exhibit D and incorporated herein by reference. Such plans, specifications and finish schedules shall hereinafter be called the “Approved Plans”.

1.2

The Building core will contain fully working and adequate water and sewer connections, telephone connections, electrical junction boxes, and, prior to the commencement date of the Term, completed and operating restrooms on and serving the floor occupied by Tenant.  If the Premises are located on a multi-tenant floor at the time of the commencement date of the Term, then the Premises shall be delivered to Tenant on or before such commencement date with elevator lobbies and common corridors completed with Building standard finishes for such common areas.

1.3

Landlord shall let its own contract for the construction of the leasehold improvements to the Premises (herein referred to as the “Tenant Improvements”) and shall cause the contractor to perform all work required by the Approved Plans pursuant to such contract.  Landlord shall be responsible to pay for all work under such contract and Tenant shall be responsible for paying all costs of any modifications to said Approved Plans. All amounts that are Tenant’s responsibility as hereinabove provided, if any, shall be paid by Tenant to Landlord within fifteen (15) days after receipt by Tenant of an invoice or invoices therefor, it being agreed that Landlord may bill Tenant for Tenant’s portion of the construction costs for the Premises at one or more times.

2.	Definition of Tenant’s Work

2.1

Tenant shall, at its sole cost and expense, cause the installation of all improvements in the Premises not included in the Approved Plans; provided, however, that all such improvements shall be subject to the terms and conditions of this Lease.

2.2

Tenant’s access to the Premises for the purposes of completing Tenant’s work shall at all times be subject to the control and restrictions of Landlord and to all of the terms, covenants, provisions and conditions of the Lease except as to the covenant to pay rent. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s decorations or installations so made prior to the commencement of the Term, the same being solely at Tenant’s risk.  Worker’s compensation and public liability insurance and property damage insurance, all in amounts and with companies and on forms satisfactory to Landlord, shall be provided and at all times maintained by Tenant and its contractors engaged in the performance of Tenant’s work, and before proceeding with the work, certificates of such insurance shall be furnished to Landlord.

DHD
2/2/93
WORK\CRESCENT

[FLOOR PLAN]

PRELIMINARY

NOTES:

[ILLEGIBLE]

Dashed lines indicate approximate panel system location. Due to numerous panel sizes and thickness of the various manufacturers, Barrett & Associates is not responsible for panel system verification. Tenant to have furniture supplier/installer field verify dimensions and conditions prior to furniture order.

[FLOOR PLAN]

First Refusal Space
1,715	Usable S.F.
1,971	Rentable S.F.

EXHIBIT E

FIRST AGREEMENT AMENDING LEASE

          THIS AGREEMENT, entered into this 20 day of Sept., 1993, by and between PERIMETER CENTER/SOUTH TERRACES ASSOCIATES, a joint venture composed of TAYLOR & MATHIS/SOUTH TERRACES, LTD., a Georgia limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the “Landlord”); and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (the “Tenant”); and TAYLOR &MATHIS IV, a Georgia general partnership (formerly referred to as the “Agent”, hereinafter referred to as the “Leasing Agent”); and

W I T N E S S E T H:

          WHEREAS, by lease dated February 4, 1993 (the “Lease”), Landlord leased to Tenant certain premises located in Atlanta, Georgia, and more particularly known as 115 Perimeter Center Place, Suite 285, Atlanta, Georgia, 30346 (the “Premises”), for a period of forty-two (42) months, commencing February 15, 1993 and ending on August 15, 1996 (the “Term”); and

          WHEREAS, Landlord and Tenant mutually agree to amend the Lease as hereinafter set forth; and

          WHEREAS, Landlord and Tenant mutually agree to document said amendment.

          NOW, THEREFORE, in consideration of the mutual promises, obligations and covenants contained in the Lease the parties hereto intending to be legally bound, do hereby agree as follows:

          1.     Effective November 1, 1993, the leased square footage of the Premises, as stated in Paragraph 1 of the Lease shall be increased by 1,971 rentable square feet on the Second (2nd) Floor, west wing of the Building (hereinafter “Expansion Area I”), as shown on Exhibit A attached hereto and by reference incorporated herein.  The total revised leased area of the Premises shall then be 4,967 rentable square feet.

          2.     Effective November 1, 1993, the Base Monthly Rental, as set forth in the schedule in Special Stipulation 3 of the Lease shall be increased by the amount of Base Monthly Rental attributable to Expansion Area I, and the schedule shall be restated as follows throughout the Term of the Lease:

PERIOD	ANNUALIZED BASE MONTHLY RENTAL RATE PER RENTABLE SQUARE FOOT	BASE MONTHLY RENTAL

11/01/93- 2/28/94	$14.00	$5,794.83
03/01/94- 2/28/95	$16.00	$6,622.67
03/01/95- 8/15/96	$18.00	$7,450.50

          The Base Monthly Rental shall continue to be adjusted pursuant to Special Stipulation 4 of the Lease.

          3.     Landlord hereby grants Tenant an allowance of FOUR THOUSAND FOUR HUNDRED THIRTY-FIVE AND NO/100 DOLLARS ($4,435.00) to be applied toward the cost of leasehold improvements to be performed by Landlord on Expansion Area I. Any unused portion of such allowance as of November 1, 1993 shall be applied towards the next installments of Base Monthly Rental coming due under the Lease, until such amount has been exhausted. In no event shall Landlord be obligated to make any refund of such allowance, or any portion thereof to Tenant, in the event of

Tenant’s failure to take possession of Expansion Area I, or in the event of an early termination of the Lease or otherwise.

          4.     Special Stipulation 17 of the Lease is hereby deleted in its entirety, and upon execution of this First Agreement Amending Lease is declared null and void and of no further force or effect.

          5.     The said original Lease is hereby amended, ratified, confirmed and continued in all respects and all such covenants, terms and conditions of the said original Lease are hereby incorporated herein by this reference.

          IN WITNESS WHEREOF, the parties hereto have herein set their hands and seals, effective as of the date first above written.

Signed, sealed and delivered by Landlord in the presence of:

LANDLORD: TAYLOR & MATHIS, INC., as Manager for PERIMETER CENTER CENTER/SOUTH TERRACES ASSOCIATES, a joint venture composed of TAYLOR & MATHIS/SOUTH TERRACES, LTD., a Georgia limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

/s/	BY:	/s/

WITNESS		Executive Vice President

/s/	BY:	/s/

NOTARY PUBLIC		Executive Vice President

My commission expires:

(Notarial Seal)

Signed, sealed and delivered by Tenant in the presence of:	TENANT: CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

/s/	BY:	/s/

WITNESS	Title	Exec. V. P.

/s/	ATTEST:	/s/

NOTARY PUBLIC	Title	Asst. Secty.

My commission expires: 8/16/97		(CORPORATE SEAL)

(Notarial Seal)

Signed, sealed and delivered Leasing Agent in the presence of:	LEASING AGENT: TAYLOR & MATHIS IV

/s/	BY:	/s/

WITNESS		General Partner
(Seal)

/s/

NOTARY PUBLIC

My commission expires:

(Notarial Seal)

FIRST AGREEMENT AMENDING LEASE
Crescent Bank And Trust Company

[GRAPHIC APPEARS HERE]

EXHIBIT A

SECOND AGREEMENT AMENDING LEASE

          THIS AGREEMENT, entered into this 13 day of June, 1996, by and between BEACON PROPERTIES, L.P., a Delaware limited partnership (the “Landlord”), as successor-in-interest to PERIMETER CENTER/SOUTH TERRACES ASSOCIATES, a joint venture composed of TAYLOR & MATHIS/SOUTH TERRACES, LTD., a Georgia limited partnership, and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation; and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (the “Tenant”); and TAYLOR & MATHIS, INC., a Georgia corporation, as successor-in-interest to TAYLOR & MATHIS IV, a Georgia general partnership (as such interest pertains to the Lease (as defined herein) (the “Leasing Agent”).

W I T N E S S E T H:

          WHEREAS, by lease dated February 4, 1993 (the “Lease”), Landlord leased to Tenant certain premises located in Atlanta, Georgia, and more particularly known as 115 Perimeter Center Place (the “Building”), Suite 285, Atlanta, Georgia, 30346 (the “Premises”), for a period of forty-two (42) months, commencing February 15, 1993 and ending on August 15, 1996 (the “Term”); and

          WHEREAS, subsequent to Perimeter Center/South Terraces Associates entering into the Lease, Beacon Properties, L.P. succeeded to the interest thereof by acquiring all rights and interest in the Building; and

          WHEREAS, Landlord and Tenant, by First Agreement Amending Lease dated September 20, 1993, increased the leased area of the Premises with Expansion Area I, restated the Base Monthly Rental schedule to include the amount attributable to Expansion Area I, provided that Landlord would grant Tenant an allowance for and would construct certain leasehold improvements on Expansion Area I, and deleted and nullified Tenant’s Right of First Refusal set forth in Special Stipulation 17 of the Lease; and

          WHEREAS, Landlord and Tenant mutually agree to further amend the Lease as hereinafter set forth; and

          WHEREAS, Landlord and Tenant mutually agree to document said amendment.

          NOW, THEREFORE, in consideration of the mutual promises, obligations and covenants contained in the Lease, as hereby amended, the parties hereto intending to be legally bound, do hereby agree as follows:

          1.     The Term, as stated in Paragraph 2 of the Lease, is hereby extended for an additional sixty (60) months and sixteen (16) days, such that the new expiration date is August 31, 2001.

          2.     Effective August 16, 1996, the Base Monthly Rental, as stated in Paragraph 5 of the Lease, as previously restated and adjusted, shall be restated as follows:

PERIOD	BASE MONTHLY RENTAL

8/16/96 - 8/31/96	$4,738.41
9/1/96 - 8/31/01	$9,180.67

          The Base Monthly Rental as restated above shall be adjusted in accordance with Paragraph 3 of this Second Agreement Amending Lease. The first such adjustment shall occur on September 1, 1997.

          3.     Effective August 16, 1996, Paragraph 6 and Special Stipulation 4 of the Lease, Base Monthly Rental Adjustment, shall be restated as follows:

        Landlord and Tenant agree that at the end of each and every Lease Year, as herein defined, during the Term, as extended hereinabove, the Base Monthly Rental, as increased by previous rental adjustments hereunder, shall be increased for the next succeeding Lease Year by an amount equal to the product of (a) the Base Monthly Rental, as increased by previous rental adjustments hereunder, at the end of the Lease Year immediately preceding the Lease Year for which the increase is being calculated, multiplied by (b) four percent (4%). Each adjustment shall remain in effect until the next such annual adjustment is made.

        “Lease Year,” as used herein, shall mean each and every twelve (12) month period during the Term, as extended hereinabove. The first such twelve (12) month period shall commence on the 1st day of September, 1996, and end on the 31st day of August, 1997; and, the period of August 16, 1996 through August 31, 1996 shall be treated as if it were part of said first Lease Year under this Lease for all purposes.

Whenever the term “Additional Rent” appears as contained in the Lease, such reference shall apply to rental adjustments as called for in this Paragraph 3 herein.

          4.     Tenant shall continue to occupy the Premises, and Landlord shall construct leasehold improvements to the Premises in accordance with the plans and specifications attached hereto as Exhibit A and incorporated herein by reference (the “Plans”) at Landlord’s sole cost and expense. Landlord hereby grants Tenant an allowance in the amount of TWO THOUSAND SIX HUNDRED TWELVE AND 15/100 DOLLARS ($2,612.15) to be applied toward the cost of designing and constructing such improvements.  If Tenant requests any changes to the Plans that result in an increase in the cost of design and construction connected therewith, then such additional design and construction costs shall be paid by Tenant to Landlord within fifteen (15) days of receipt of Landlord’s invoice therefor.

          5.     Provided Tenant is not then in default, and provided that Tenant has performed strictly in accordance with the terms and provisions of the Lease, and provided Tenant has paid all sums due in a timely manner, and provided Tenant has not assigned the Lease nor subleased all or any portion of the Premises, then, Tenant shall have the right to extend this Lease (hereinafter the “Extension Right”) for one (1) additional term of five (5) years (hereinafter referred to as the “Extension Term”), commencing immediately upon the expiration of the Term, as

SECOND AGREEMENT AMENDING LEASE
Crescent Bank And Trust Company

extended pursuant to Paragraph 1 herein. Said Extension Right shall be subject, however, to the following conditions precedent:

(a) Tenant shall give Landlord written notice of its exercise of the Extension Right at least six (6) months prior to the expiration of the Term, as extended pursuant to Paragraph 1 herein; and

(b)     All of the terms, covenants, and conditions of this Lease shall continue in full force and effect during the Extension Term of the Lease, as if the Extension Term were part of the original Term, as extended pursuant to Paragraph 1 herein, except that the Base Monthly Rental for the Premises during the Extension Term shall be the “then current market rate,” being offered by Landlord for renewals or extensions of leases of comparable space for a comparable term in the Building at the time of the extension.  If Tenant desires to determine the “then current market rate” prior to exercising its Extension Right, Tenant shall so notify Landlord in writing no earlier than nine (9) months prior to the end of the Term, as extended pursuant to Paragraph 1 herein, and Landlord shall advise Tenant, within thirty (30) days of such notice, of the “then current market rate” for the Extension Term.

          6.     Tenant represents and warrants to Landlord that no broker, agent commission salesman, or other person other than CTR Partners: (the “Broker”) has represented Tenant in the negotiations for this Second Agreement Amending Lease, and that no commissions, fees, or compensations of any kind are due and payable in connection herewith to any broker, agent, commission salesman, or other persons acting for or on behalf of Tenant, except Broker. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost and damage (including reasonable attorneys’ fees and court costs) suffered or incurred by Landlord as a result of the breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant’s failure to pay commissions, fees or compensation due to any broker (other than Broker) who represented Tenant, whether or not disclosed.

          7.     Effective as of February 15, 1996, all notices to Landlord referred to in Paragraph 25 of the Lease, shall be restated as follows:

If to Landlord:	*BEACON PROPERTIES, L.P.
c/o Beacon Properties Corporation
50 Rowes Wharf
Boston, Massachusetts 02110
Attn: Chief Operating Officer
With copy to: Senior Asset Manager

*With copy to:
TAYLOR & MATHIS, INC.
P.O. Box 88185
Atlanta, Georgia 30356
Attn: Carroll M. Battey

Landlord’s address for rental payments:
BEACON PROPERTIES, L.P.
P.O. Box 102309
Atlanta, Georgia 30368-2309

SECOND AGREEMENT AMENDING LEASE
Crescent Bank And Trust Company

          8.     Upon execution of this Second Agreement Amending Lease by both Landlord and Tenant, Paragraph 26 and Special Stipulation 12 of the Lease, Transfer of Tenants, shall be deleted, each in its entirety, and thereafter shall be declared null and void and of no further force or effect.

          9.     The said original Lease is hereby amended, ratified, confirmed and continued in all respects and all such covenants, terms and conditions of the said original Lease are hereby incorporated herein by this reference.

          IN WITNESS WHEREOF, the parties hereto have herein set their hands and seals, effective as of the date first above written.

Signed, sealed and delivered by Landlord in the presence of:	LANDLORD: BEACON PROPERTIES, L.P., a Delaware limited partnership

	BY:	Beacon Properties Corporation, General Partner

/s/	BY:	/s/

WITNESS		Douglas S. Mitchell Senior Vice President

/s/

NOTARY PUBLIC

My commission expires: 6/15/01

(Notarial Seal)

Signed, sealed and delivered by Tenant in the presence of:	TENANT: CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

/s/	BY:	/s/

WITNESS	Title	E.V.P

/s/	ATTEST:	/s/

NOTARY PUBLIC	Title	VP

My commission expires:		(CORPORATE SEAL)

(Notarial Seal)

SECOND AGREEMENT AMENDING LEASE
Crescent Bank And Trust Company

Signed, sealed and delivered Leasing Agent in the presence of:	LEASING AGENT: TAYLOR & MATHIS, INC., a Georgia corporation

/s/	BY:	/s/

WITNESS		Executive Vice President

/s/

NOTARY PUBLIC

My commission expires:

(Notarial Seal)

SECOND AGREEMENT AMENDING LEASE
Crescent Bank And Trust Company

[GRAPHIC APPEARS HERE]

EXHIBIT A

THIRD AMENDMENT TO LEASE

          THIS THIRD AMENDMENT TO LEASE (the “Third Amendment”), entered into this 16th day of December, 1997, by and between BEACON PROPERTIES, L.P., a Delaware limited partnership (the “Landlord”), and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (the “Tenant”).

W I T N E S S E T H:

          WHEREAS, by Lease dated February 4, 1993 (the “Original Lease”), Perimeter Center/South Terraces Associates leased to Tenant certain premises located in Atlanta, Georgia, and more particularly known as 115 Perimeter Center Place (the “Building”), on the Second (2nd) Floor, west wing, known as Suite 285, Atlanta, Georgia, 30346 (the “Premises”), for a period of forty-two (42) months, commencing February 15, 1993 and ending on August 15, 1996 (the “Term”); and

          WHEREAS, subsequent to Perimeter Center/South Terraces Associates entering into the Lease, Beacon Properties, L.P. succeeded to the interest thereof by acquiring all rights and interest in the Building; and

          WHEREAS, Landlord and Tenant did enter into that certain First Agreement Amending Lease (the “First Amendment”), dated as of September 20, 1993; and

          WHEREAS, Landlord and Tenant did enter into that certain Second Agreement Amending Lease (the “Second Amendment”) dated as of June 13, 1996; and

          WHEREAS, the Original Lease, as modified by the First Amendment and Second Amendment, is herein sometimes collectively referred to as the “Lease”; and

          WHEREAS, Landlord and Tenant mutually agree to amend the Lease as hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual promises, obligations and covenants contained in the Lease, as hereby amended, the parties hereto intending to be legally bound, do hereby agree as follows:

          1.     Effective Date. (a) The effective date of this Third Amendment shall be March 1, 1998 (the “Effective Date”). This Third Amendment shall be binding on Landlord and Tenant upon the due execution and delivery of this Third Amendment, even if the Effective Date shall not as yet have occurred.

          2.     Premises and Expansion Space. From and after the Effective Date, Tenant hereby leases and rents from Landlord, and Landlord hereby leases and rents to Tenant, an additional 1,915 rentable square feet in the Building, in the area as shown on Exhibit “A” attached hereto and by this reference incorporated herein, known as Suite 285, in the West Wing (the “Expansion Space”), so

that the Premises shall consist of a total of 6,882 rentable square feet from and after the Effective Date. Any reference in the Lease or this Third Amendment to the Premises shall refer to the 6,882 rentable square feet leased as a result of the Lease and this Third Amendment (except for the provisions set forth inthis Third Amendment which apply to the Expansion Space).

          3.     Term.  The term of the Lease for the Premises and the Expansion Space shall be co-terminus.  Therefore, the term of Lease for the Expansion Space shall begin on the Effective Date and shall end on August 31, 2001, unless sooner terminated in accordance with the terms of the Lease.

          4.     Base Monthly Rental. (a) The Base Monthly Rental due for the Expansion Space from Tenant shall be, from and after the Effective Date, at the rates set forth below:

Period	Base Rental (per square foot per annum)	Base Annual Rental	Base Monthly Rental

March 1, 1998 - February 28, 1999	$24.50	$46,917.50	$3,909.79
March 1, 1999 - February 29, 2000	$25.48	$48,794.20	$4,066.18
March 1, 2000 - February 28, 2001	$26.50	$50,747.50	$4,228.96
March 1, 2001 - August 31, 2001	$27.56	$52,777.40	$4,398.12

$3,909.79 shall be paid by Tenant to Landlord upon the execution and delivery of this Lease by Tenant. Such amount shall be applied against the first month of Base Monthly Rental due from Tenant for the Expansion Space.

          (b)     All such amounts set forth above shall be due in addition to, and not in lieu of amounts due under the Lease for the Premises. Such amounts shall be paid by Tenant at the time and in the manner that Base Monthly Rental is payable under the Original Lease.

          5.     Tenant Improvements: As Is, Where Is. Landlord hereby delivers and Tenant leases and rents the Expansion Space “as is, where is”, with no obligation on the part of Landlord to provide any work therein. However, Tenant shall have a tenant fit-up and finish work allowance available of up to Six and 50/100 Dollars ($6.50) per rentable square foot within the Expansion Space, or $12,447.50 in total. Such allowance shall be funded on the basis of plans and specifications generated by Tenant and consented to by Landlord (prior to any such work taking place), and for work in place in and invoices delivered for the Premises and Expansion Space, and otherwise generally in accordance with Exhibit “D” to the Original Lease. Any tenant fit-up work in the Expansion Space shall be performed by Landlord in substantial accordance with the plans and specifications described above.

          6.     No Other Modifications. Except as expressly modified by this Third Amendment, the Lease remains unmodified and in full force and effect.

          7.     Transfers, Successors and Assigns. This Third Amendment shall inure to the benefit of and shall be binding upon Landlord, Tenant, and their respective transfers, successors and assigns.

          8.     Time of Essence. Time is of the essence of this Third Amendment.

          9.     Georgia Law.  This Third Amendment shall be construed and interpreted under the laws of the State of Georgia.

          10.     Brokers. BEACON PROPERTY MANAGEMENT, L. P. (“BEACON”) REPRESENTED LANDLORD IN THIS TRANSACTION. CTR PARTNERS, LLP (“CTR”) REPRESENTED TENANT IN THIS TRANSACTION. BOTH BEACON AND CTR SHALL BE PAID A COMMISSION BY LANDLORD, UNDER A SEPARATE AGREEMENT. Tenant represents and warrants to Landlord that no broker, agent, commission salesman, or other person other than CTR has represented Tenant in the negotiations for or in connection with this Third Amendment, and that no commissions, fees, or compensations of any kind are due and payable in connection herewith to any broker, agent, commission salesman, or other persons acting for or on behalf of Tenant, except CTR. Tenant agrees to indemnify and hold Landlord harmless from all loss, cost and damage (including reasonable attorneys’ fees and court costs) suffered or incurred by Landlord as a result of the breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant’s failure to pay commissions, fees or compensation due to any broker (other than CTR) who represented Tenant, whether or not disclosed.

          IN WITNESS WHEREOF, the parties hereto have herein set their hands and seals, effective as of the date first above written.

LANDLORD: BEACON PROPERTIES, L.P., a Delaware limited partnership

BY:	Beacon Properties Corporation, General Partner

	By:	/s/ DONALD B. BROOKS

Donald B. Brooks, Senior Vice President

[Signatures continued on next page]

[Signatures continued from previous page]

TENANT: CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/

Title:	Ex. V.P.

ATTEST:	/s/

Title:	Asst. Secretary.

(CORPORATE SEAL)

[GRAPHIC APPEARS HERE]

EXHIBIT A

[GRAPHIC APPEARS HERE]

EXHIBIT A

FOURTH AMENDMENT

          THIS FOURTH AMENDMENT (the “Amendment”) is made and entered into as of the 27th day of July, 1999, by and between EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (“Tenant”).

WITNESSETH

A.

WHEREAS, Landlord (as successor by merger to Beacon Properties, L.P., the successor in interest to Perimeter Center/South Terraces Associates) and Tenant are parties to that certain lease dated the 4th day of February, 1993, for space currently containing approximately 6,882 rentable square feet (the “Original Premises”) described as Suite No. 285 on the 2nd floor of the building commonly known as South Terraces and the address of which is 115 Perimeter Center Place, Atlanta, Georgia, 30346 (the “Building”), which lease has been previously amended by instruments dated September 20, 1993 (the “First Amendment”), June 13, 1996 (the “Second Amendment”) and December 16, 1997 (the “Third Amendment”) (collectively, the “Lease”); and

B.

WHEREAS, Tenant has requested that additional space known as Suite 830 containing approximately 812 rentable square feet on the 8th floor of the Building shown on Exhibit A hereto (the “Expansion Space”) be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Expansion and Effective Date.

A.

Effective as of August 1, 1999 (the “Expansion Effective Date”), the Premises, as defined in the Lease, is increased from 6,882 rentable square feet on the 2nd floor to 7,694 rentable square feet on the 2nd and 8th floors by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease.  The Term for the Expansion Space shall commence on the Expansion Effective Date and, unless sooner terminated pursuant to the terms of the Lease, end on (the “Termination Date”), which the parties hereby agree for purposes of the Lease and this Amendment is deemed to mean August 31, 2001.  The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

B.

The Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Expansion Space for any other reason (other than Delays by Tenant), including but not limited to, holding over by prior occupants.  Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom.  If the Expansion Effective Date is delayed, the Termination Date under the Lease shall not be similarly extended.

II.	Base Monthly Rental.

In addition to Tenant’s obligation to pay Base Monthly Rental for the Original Premises, Tenant shall pay Landlord the sum of $42,147.54 as aggregate Base Monthly Rental for the Expansion Space in 25 monthly installments as follows:

A.

Twelve (12) equal installments of $1,657.83 each payable on or before the first day of each month during the period beginning August 1, 1999 and ending July 31, 2000, provided that the installment of Base Monthly Rental for the first full calendar month of the Term for the Expansion Space shall be payable upon the execution of this Amendment by Tenant.

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	B.	Twelve (12) equal installments of $1,707.91 each payable on or before the first day of each month during the period beginning August 1, 2000 and ending July 31, 2001.

	C.	One (1) equal installment of $1,758.66 payable on or before the first day of the month during the period beginning August 1, 2001 and ending August 31, 2001.

All such Base Monthly Rental shall be payable by Tenant in accordance with the terms of the Lease.

III.	Additional Security Deposit. Not applicable to the Expansion Space.

IV.

Operating Costs and Tenant’s Pro Rata Share.  For the period commencing with the Expansion Effective Date and ending on the Termination Date (such period is referred to in this Section IV as the “Additional Term”), the following provisions shall apply with respect to the Expansion Space:

A.

Payments.  Tenant shall pay Landlord, without any setoff or deduction, the total amount of Base Monthly Rental and Additional Rent (defined in Subsection F below) due during the Additional Term.  Base Monthly Rental and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Monthly Rental for the first full calendar month of the Additional Term shall be payable upon the execution of this Amendment by Tenant.  All other items of Rent (defined in Subsection F below) shall be due and payable by Tenant on or before 30 days after billing by Landlord.  All payments of Rent shall be by good and sufficient check or by other means (such as automatic debit or electronic transfer) acceptable to Landlord.  If Tenant fails to pay any item or installment of Rent when due, Tenant shall pay Landlord an administration fee equal to 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of 5 days for the first 2 late payments of Rent in a given calendar year.  Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the earliest Rent due.  No endorsement or statement on a check or letter accompanying a check or payment shall be considered an accord and satisfaction, and either party may accept the check or payment without prejudice to that party’s right to recover the balance or pursue other available remedies.  Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.  If the Additional Term commences on a day other than the first day of a calendar month or terminates on a day other than the last day of a calendar month, the Base Monthly Rental and Tenant’s Pro Rata Share (defined in Subsection F below) of any Tax Excess (defined in Subsection B below) or Expense Excess (defined in Subsection B below) for the month shall be prorated based on the number of days in such calendar month.  Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent (defined below) under applicable law.

B.

Expense Excess and Tax Excess.  Tenant shall pay Tenant’s Pro Rata Share of the amount, if any, by which Expenses (defined in Subsection C below) for each calendar year during the Additional Term exceed Expenses for the Base Year (defined in Subsection F below) (the “Expense Excess”) and also the amount, if any, by which Taxes (defined in Subsection D below) for each calendar year during the Additional Term exceed Taxes for the Base Year (the “Tax Excess”).  If Expenses and/or Taxes in any calendar year decrease below the amount of Expenses and/or Taxes for the Base Year, Tenant’s Pro Rata Share of Expenses and/or Taxes, as the case may be, for that calendar year shall be $0.  Landlord shall provide Tenant with a good faith estimate of the Expense Excess and of the Tax Excess for each calendar year during the Additional Term.  On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Expense Excess and one-twelfth of Tenant’s Pro Rata Share of Landlord’s estimate of the Tax Excess.  If Landlord determines that its good faith estimate of the Expense Excess or of the Tax Excess was incorrect by a material amount, Landlord may provide Tenant with a revised estimate.  After its receipt of the revised estimate,

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Tenant’s monthly payments shall be based upon the revised estimate.  If Landlord does not provide Tenant with an estimate of the Expense Excess or of the Tax Excess by January 1 of a calendar year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate.  Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate(s).  Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate.  Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

As soon as is practical following the end of each calendar year, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Excess and the actual Taxes and Tax Excess for the prior calendar year.  If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is more than the actual Expense Excess and/or actual Tax Excess, as the case may be, for the prior calendar year, Landlord shall apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Additional Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due.  If the estimated Expense Excess and/or estimated Tax Excess for the prior calendar year is less than the actual Expense Excess and/or actual Tax Excess, as the case may be, for such prior year, Tenant shall pay Landlord, within 30 days after its receipt of the statement of Expenses and/or Taxes, any underpayment for the prior calendar year.

C.

Expenses Defined.  “Expenses” means all costs and expenses incurred in each calendar year in connection with operating, maintaining, repairing, and managing the Building and the Property, including, but not limited to:

	1.	Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans.

2.

Management fees, the cost of equipping and maintaining a management office, accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs.  Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under this Lease (including management services), provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arms-length contract for such services with an unaffiliated entity of comparable skill and experience.

	3.	The cost of services, including amounts paid to service providers and the rental and purchase cost of parts, supplies, tools and equipment.

4.

Premiums and deductibles paid by Landlord for insurance, including workers compensation, fire and extended coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable office buildings.

5.

Electrical Costs (defined below) and charges for water, gas, steam and sewer, but excluding those charges for which Landlord is reimbursed by tenants.  “Electrical Costs” means: (a) charges paid by Landlord for electricity; (b) costs incurred in connection with an energy management program for the Property; and (c) if and to the extent permitted by Law (defined in Subsection F below), a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord.  Electrical Costs shall be adjusted as follows: (i) amounts received by Landlord as reimbursement for above standard electrical consumption shall be deducted from Electrical Costs; (ii) the cost of electricity incurred to provide overtime HVAC to specific tenants (as reasonably estimated by

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Landlord) shall be deducted from Electrical Costs; and (iii) if Tenant is billed directly for the cost of building standard electricity to the Premises as a separate charge in addition to Base Monthly Rental, the cost of electricity to individual tenant spaces in the Building shall be deducted from Electrical Costs.

6.

The amortized cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business) made to the Property which are: (a) performed primarily to reduce operating expense costs or otherwise improve the operating efficiency of the Property; or (b) required to comply with any Laws (defined in Subsection F below) that are enacted, or first interpreted to apply to the Property, after the date of this Amendment.  The cost of capital improvements shall be amortized by Landlord over the lesser of the Payback Period (defined below) or 5 years.  The amortized cost of capital improvements may, at Landlord’s option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement.  “Payback Period” means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

If Landlord incurs Expenses for the Property together with one or more other buildings or properties, whether pursuant to a reciprocal easement agreement, common area agreement or otherwise, the shared costs and expenses shall be equitably prorated and apportioned between the Property and the other buildings or properties.  Expenses shall not include: the cost of capital improvements (except as set forth above); depreciation; interest (except as provided above for the amortization of capital improvements); principal payments of mortgage and other non-operating debts of Landlord; the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; costs in connection with leasing space in the Building, including brokerage commissions; lease concessions, including rental abatements and construction allowances, granted to specific tenants; costs incurred in connection with the sale, financing or refinancing of the Building; fines, interest and penalties incurred due to the late payment of Taxes (defined in Subsection D below) or Expenses; organizational expenses associated with the creation and operation of the entity which constitutes Landlord; or any penalties or damages that Landlord pays to Tenant under this Lease or to other tenants in the Building under their respective leases.  If the Building is not at least 95% occupied during any calendar year or if Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building (defined in Subsection F below) at any time during a calendar year, Expenses shall, at Landlord’s option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year.  If Tenant pays for its Pro Rata Share of Expenses based on increases over a “Base Year” and Expenses for a calendar year are determined as provided in the prior sentence, Expenses for the Base Year shall also be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building.  The extrapolation of Expenses under this Section shall be performed by appropriately adjusting the cost of those components of Expenses that are impacted by changes in the occupancy of the Building.

D.

Taxes Defined.  “Taxes” shall mean: (1) all real estate taxes and other assessments on the Building and/or Property, including, but not limited to, assessments for special improvement districts and building improvement districts, taxes and assessments levied in substitution or supplementation in whole or in part of any such taxes and assessments and the Property’s share of any real estate taxes and assessments under any reciprocal easement agreement, common area agreement or similar agreement as to the Property; (2) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property; and (3) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (1) and (2), including, without limitation, any costs incurred by Landlord for

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compliance, review and appeal of tax liabilities.  Without limitation, Taxes shall not include any income, capital levy, franchise, capital stock, gift, estate or inheritance tax.  If an assessment is payable in installments, Taxes for the year shall include the amount of the installment and any interest due and payable during that year.  For all other real estate taxes, Taxes for that year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise imposed for the year or the amount due and payable for that year, provided that Landlord’s election shall be applied consistently throughout the Additional Term.  If a change in Taxes is obtained for any year of the Additional Term during which Tenant paid Tenant’s Pro Rata Share of any Tax Excess, then Taxes for that year will be retroactively adjusted and Landlord shall provide Tenant with a credit, if any, based on the adjustment.  Likewise, if a change is obtained for Taxes for the Base Year, Taxes for the Base Year shall be restated and the Tax Excess for all subsequent years shall be recomputed.  Tenant shall pay Landlord the amount of Tenant’s Pro Rata Share of any such increase in the Tax Excess within 30 days after Tenant’s receipt of a statement from Landlord.

E.

Audit Rights.  Tenant may, within 90 days after receiving Landlord’s statement of Expenses, give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for that calendar year.  Within a reasonable time after receipt of the Review Notice, Landlord shall make all pertinent records available for inspection that are reasonably necessary for Tenant to conduct its review.  If any records are maintained at a location other than the office of the Building, Tenant may either inspect the records at such other location or pay for the reasonable cost of copying and shipping the records.  If Tenant retains an agent to review Landlord’s records, the agent must be with a licensed CPA firm.  Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit.  Within 60 days after the records are made available to Tenant, Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection to Landlord’s statement of Expenses for that year.  If Tenant fails to give Landlord an Objection Notice within the 60 day period or fails to provide Landlord with a Review Notice within the 90 day period described above, Tenant shall be deemed to have approved Landlord’s statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year.  If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice.  If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant.  Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days.  The records obtained by Tenant shall be treated as confidential.  In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due.

F.	For purposes hereof, the following terms shall have the following meanings:

	1.	“Tenant’s Pro Rata Share” shall mean 0.1635%.

2.

“Additional Rent” means Tenant’s Pro Rata Share of the Tax Excess and Tenant’s Pro Rata Share of the Expense Excess and all other sums (exclusive of Base Monthly Rental) that Tenant is required to pay Landlord under the Lease, which sums are hereby deemed to be additional rent under the Lease.  Additional Rent and Base Monthly Rental are sometimes collectively referred to as “Rent”.

	3.	“Base Year” shall mean the calendar year 1999.

4.

“Property” shall mean the Building and the parcel(s) of land on which it is located and, at Landlord’s discretion, the Building garage, if any, and all other improvements owned by Landlord and serving the Building and the tenants thereof and the parcel(s) of land on which they are located.

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		5.	“Rentable Square Footage of the Building” shall mean 496,512 square feet.

		6.	“Law(s)” shall mean all applicable statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity.

V.	Improvements to Expansion Space.

A.

Condition of Expansion Space.  Tenant has inspected the Expansion Space and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

B.

Cost of Improvements to Expansion Space.  Provided Tenant is not in default, Tenant shall be entitled to receive an improvement allowance (the “Expansion Improvement Allowance”) in an amount not to exceed $3,451.00 (i.e., $4.25 per rentable square foot of the Expansion Space) to be applied toward the cost of performing initial construction, alteration or improvement of the Expansion Space, including but not limited to the cost of space planning, design and related architectural and engineering services.  In the event the total cost of the initial improvements to the Expansion Space exceeds the Expansion Improvement Allowance, Tenant shall pay for such excess upon demand.  The entire unused balance of the Expansion Improvement Allowance, if any, shall accrue to the sole benefit of Landlord.  Landlord shall pay such Expansion Improvement Allowance directly to the contractors retained to perform the construction, design or related improvement work to the Expansion Space.  Landlord shall be entitled to deduct from the Expansion Improvement Allowance a construction management fee for Landlord’s oversight of the improvements in an amount equal to four and one-half percent (4½%) of the total cost of such improvements.

C.

Responsibility for Improvements to Expansion Space.  Landlord shall enter into a direct contract for the initial improvements to the Expansion Space with a general contractor selected by Landlord.  Tenant shall devote such time in consultation with Landlord or Landlord’s architect as may be required to provide all information Landlord deems necessary in order to enable Landlord to complete, and obtain Tenant’s written approval of, the plans for the initial improvements to the Expansion Space in a timely manner.  All plans for the initial improvements to the Expansion Space shall be subject to Landlord’s consent, which consent shall not be unreasonably withheld.  If the cost of such improvements exceeds the Expansion Improvement Allowance, then prior to commencing any construction of improvements to the Expansion Space, Landlord shall submit to Tenant a written estimate setting forth the anticipated cost, including but not limited to the cost of space planning, design and related architectural and engineering services, labor and materials, contractor’s fees, and permit fees.  Within a reasonable time thereafter, Tenant shall either notify Landlord in writing of its approval of the cost estimate or specify its objections thereto and any desired changes to the proposed improvements.  In the event Tenant notifies Landlord of such objections and desired changes, Tenant shall work with Landlord to reach a mutually acceptable alternative cost estimate.

D.

Tenant acknowledges that the improvement work in the Expansion Space may be performed by Landlord during normal business hours subsequent to the Expansion Effective Date.  Landlord and Tenant agree to cooperate with each other in order to enable such work to be performed in a timely manner and with as little inconvenience to the operation of Tenant’s business as is reasonably possible.  Notwithstanding anything herein to the contrary, any delay in the completion of the improvement work or inconvenience suffered by Tenant during the performance of such work shall not subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of rent or other sums payable under the Lease.

VI.

Early Access to Expansion Space.  During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements, if any), Tenant shall comply with all terms and provisions of

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the Lease, except those provisions requiring payment of Base Monthly Rental or Additional Rent as to the Expansion Space.  If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord’s prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Monthly Rental and Additional Rent as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

VII.

Other Pertinent Provisions.  Landlord and Tenant agree that, effective as of the date hereof (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.

Landlord Notice Address.  Section 25, Notices, of the Lease, as amended by Section 7 of the Second Amendment, is modified to provide that the address for notices to Landlord and payments of rent shall be as follows:

EOP-Perimeter Center, L.L.C. c/o Equity Office Properties Trust 115 Perimeter Center Place, Suite 200 Atlanta, Georgia 30346 Attention: Building Manager, Group I

with a copy to:

Equity Office Properties Trust Two North Riverside Plaza Suite 2200 Chicago, Illinois 60606 Attention: Regional Counsel - Southeast Region

Payments of rent only shall be made payable to the order of Equity Office Properties and forwarded to the following address:

EOP Operating Limited Partnership, as agent for EOP-Perimeter Center, L.L.C.-Group I P.O. Box 931578 Atlanta, Georgia 31193-1578

	B.	Tenant Notice Address. Section 25, Notices, of the Lease is modified to provide that the address for notices to Tenant shall be as follows:

Crescent Bank and Trust Company 115 Perimeter Center Place Suite 285 Atlanta, GA 30346

	C.	Agent Notice Address. Section 25, Notices, of the Lease is modified to delete any requirement that notices or copies thereof be forwarded to Agent.

D.

Base Monthly Rental Adjustment.  Section 6 (Base Monthly Rental Adjustment) of the Lease and Special Stipulation 4 of the Lease, as amended by Section 3 of the Second Amendment, shall be inapplicable to the Expansion Space, it being agreed that the annual escalations in Base Monthly Rental for the Expansion Space described in such Sections are already reflected in the rent schedule described in Section II above.

	E.	Indemnity. The following is added as Section 36 of the Lease:

		“36.	Indemnity.

a.

Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Related Parties (defined below), Tenant shall indemnify, defend and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents (collectively,

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“Landlord Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by or asserted against Landlord or any of the Landlord Related Parties and arising out of or in connection with any damage or injury occurring in the Premises or any acts or omissions [including violations of Laws (defined below)] of Tenant, the Tenant Related Parties (defined below) or any of Tenant’s transferees, agents, contractors or licensees.  As used herein, “Laws” means all applicable statutes, codes, ordinances, orders, recommendations, rules and regulations of any municipal or governmental entity.

b.

Except to the extent caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties (defined below), Landlord shall indemnify, defend and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (collectively, “Tenant Related Parties”) harmless against and from all liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (if and to the extent permitted by law), which may be imposed upon, incurred by or asserted against Tenant or any of the Tenant Related Parties and arising out of or in connection with the acts or omissions (including violations of Laws) of Landlord, the Landlord Related Parties or any of Landlord’s agents or contractors.”

F.

Parking.  Effective as of the Expansion Effective Date, Special Stipulation 15, “Parking”, of the Lease regarding the parking spaces which are available to Tenant’s employees and visitors, is modified, with respect to the Expansion Space, to provide a ratio of 3.5 unassigned parking spaces per 1,000 rentable square feet contained in the Expansion Space.  Therefore, effective as of the Expansion Effective Date, two (2) additional unreserved parking spaces shall be made available to Tenant with respect to the Expansion Space for parking by Tenant and its employees, free of charge, during the Term.  Such two (2) additional spaces are in satisfaction of, and not in addition to, the 3.0 unassigned parking spaces per 1,000 rentable square feet of office space which Tenant would be entitled to under said Special Stipulation 15 with respect to the Expansion Space.  Further, the parties agree that Landlord shall have the right from time to time to promulgate reasonable rules and regulations regarding the parking garage, surface parking areas, the parking spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like.  Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

VIII.	Miscellaneous.

A.

This Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein.  There have been no additional oral or written representations or agreements.  Under no circumstances shall Tenant be entitled to any rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

	B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

	C.	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

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D.

Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant.  Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.

The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

F.

Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment other than CTR Partners.  Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the “Landlord Related Parties”) harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment.  Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment.  Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the “Tenant Related Parties”) harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By:	Equity Office Properties Trust, a Maryland real estate investment trust, its managing general partner

	By:	/s/ JEFF SWEENEY

	Name:	JEFF SWEENEY
	Title:	V.P. LEASING

TENANT:

CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/ JAMES R. PAYNE

Name:	James R. Payne
Title:	Vice President

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EXHIBIT A

Attach Floor Plan
Showing Expansion Space

[FLOOR PLAN]

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FIFTH AMENDMENT

          THIS FIFTH AMENDMENT (the “Amendment”) is made and entered into as of the 11th day of April, 2001, by and between EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (“Tenant”).

RECITALS

A.

Landlord (as successor by merger to Beacon Properties, L.P., the successor in interest to Perimeter Center/South Terraces Associates) and Tenant are parties to that certain lease dated February 4, 1993, which lease has been previously amended by instruments dated September 20, 1993) (the “First Amendment”), June 13, 1996 (the “Second Amendment”), December 16, 1997 (the “Third Amendment”), and July 27, 1999 (the “Fourth Amendment”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 7,694 rentable square feet (the “Current Premises”) described as Suite Nos. 285 and 830 on the 2nd and 8th floors of the building commonly known as South Terraces located at 115 Perimeter Center Place, Atlanta, Georgia 30346 (the “Building”).

B.	The Lease by its terms shall expire on August 31, 2001 (“Prior Termination Date”), and the parties desire to extend the Term of the Lease, all on the following terms and conditions.

C.

Tenant desires to surrender a portion of the Current Premises to Landlord containing approximately 812 rentable square feet described as Suite No. 830 on the 8th floor of the Building as shown on Exhibit A hereto (the “Reduction Space”) and that the Lease be appropriately amended, and Landlord is willing to accept such surrender on the following terms and conditions.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.

Extension. The Term of the Lease is hereby extended for a period of sixty (60) months and shall expire on August 31, 2006 (the “Extended Termination Date”), unless sooner terminated in accordance with the terms of the Lease. That portion of the Term commencing the day immediately following the Prior Termination Date (“Extension Date”) and ending on the Extended Termination Date shall be referred to herein as the “Extended Term”.

II.	Reduction.

A.

Tenant shall vacate the Reduction Space in accordance with the terms of the Lease on or prior to August 31, 2001, which is the date immediately preceding the Reduction Effective Date (defined in II.B. below) and Tenant shall fully comply with all obligations under the Lease respecting the Reduction Space up to the Reduction Effective Date, including those provisions relating to the condition of the Reduction Space and removal of Tenant’s Property therefrom.

B.

Effective as of September 1, 2001 (the “Reduction Effective Date”), the Premises is decreased from 7,694 rentable square feet on the 2nd and 8th floors to 6,882 rentable square feet on the 2nd floor by the elimination of the Reduction Space. As of the Reduction Effective Date, the Reduction Space shall be deemed surrendered by Tenant to Landlord, the Lease shall be deemed terminated with respect to the Reduction Space, and the “Premises”, as defined in the Lease, shall be deemed to mean the Current Premises, less the Reduction Space.

C.

If Tenant shall holdover in the Reduction Space beyond the day immediately preceding the Reduction Effective Date, Tenant shall be liable for Base Monthly Rental, Additional Rent and other charges respecting the Reduction Space equal to twice the amount in effect under the Lease prorated on a per diem basis and on a per square foot basis for the Reduction Space. Such holdover amount shall not be in limitation of Tenant’s liability for consequential or other damages arising from Tenant’s holding over nor shall it be deemed permission for Tenant to holdover in the Reduction Space.

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D.

Notwithstanding anything in this Amendment to the contrary, Tenant shall remain liable for all year-end adjustments with respect to Tenant’s Pro Rata Share of the Tax Excess and Tenant’s Pro Rata Share of the Expense Excess (as defined in the Fourth Amendment) applicable to the Reduction Space for that portion of the calendar year preceding the Reduction Effective Date. Such adjustments shall be paid at the time, in the manner and otherwise in accordance with the terms of the Lease, unless otherwise provided herein.

III.

Base Monthly Rental. As of the Extension Date, the schedule of Base Monthly Rental payable with respect to the Premises (i.e., the Current Premises less the Reduction Space) during the Extended Term is the following:

Period	Annual Rate Per Square Foot	Base Annual Rental	Base Monthly Rental

9/1/01-8/31/02	$25.25	$173,770.56	$14,480.88
9/1/02-8/31/03	$26.01	$179,000.88	$14,916.74
9/1/03-8/31/04	$26.79	$184,368.84	$15,364.07
9/1/04-8/31/05	$27.59	$189,874.44	$15,822.87
9/1/05-8/31/06	$28.42	$195,586.44	$16,298.87

All such Base Monthly Rental shall be payable by Tenant in accordance with the terms of the Lease.

IV.	Additional Security Deposit. None.

V.

Expenses and Taxes. For the period commencing on the Extension Date and ending on the Extended Termination Date, Tenant shall pay Tenant’s Pro Rata Share of the Expense Excess and Tenant’s Pro Rata Share of the Tax Excess for the Premises (i.e., the Current Premises less the Reduction Space). Accordingly, from and after the Extension Date, Section IV of the Fourth Amendment is hereby amended as follows:

	A.	The introductory language in said Section IV shall be deleted and the following shall be inserted in its place:

“Operating Costs and Tenant’s Pro Rata Share. For the period commencing with the Extension Date and ending on the Extended Termination Date (such period is referred to in this Section IV as the “Extended Term”) the following provisions shall apply with respect to the Premises:”

	B.	The defined term “Additional Term” contained in said Section IV shall be replaced by the defined term “Extended Term” in each place in which it occurs.

	C.	Section F.1 of said Section IV shall be modified to provide that “Tenant’s Pro Rata Share” shall mean 1.3634%.

	D.	Section F.3 of said Section IV shall be modified to provide that the “Base Year” shall mean the calendar year 2001.

	E.	Section F.5 of said Section IV shall be modified to provide that the “Rentable Square Footage of the Building ”shall mean 504,758 square feet.

VI.	Improvements to Premises.

A.

Condition of Premises. Tenant is in possession of the Premises and accepts the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

	B.	Responsibility for Improvements to Premises. Upon full execution of this Amendment, Landlord shall perform improvements to the Premises in accordance with the Work List attached hereto as Exhibit B.

VII.

Representations. Each party represents to the other that it has full power and authority to execute this Amendment. Tenant represents that it has not made any assignment, sublease, transfer, conveyance of the Lease or any interest therein or in the Reduction

2

Space other than those explicitly recited herein and further represents that there is not and will not hereafter be any claim, demand, obligation, liability, action or cause of action by any other party respecting, relating to or arising out of the Reduction Space, and Tenant agrees to indemnify and hold harmless Landlord and the Landlord Related Parties (as defined in the “Miscellaneous” Section below) from all liabilities, expenses, claims, demands, judgments, damages or costs arising from any of the same, including without limitation, attorneys’ fees. Tenant acknowledges that Landlord will be relying on this Amendment in entering into leases for the Reduction Space with other parties.

VIII.

Other Pertinent Provisions. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

	A.	Deleted Provisions. Section 5 of the Second Amendment (regarding Tenant’s Extension Right) is hereby deleted in its entirety and of no further force or effect.

B.

Base Monthly Rental Adjustment. Section 6 (Base Monthly Rental Adjustment) of the Lease and Special Stipulation 4 of the Lease, as amended by Section 3 of the Second Amendment, shall be inapplicable during the Extended Term, it being agreed that the annual escalations in Base Monthly Rental for the Premises described in such Sections are already reflected in the rent schedule described in Section III above.

	C.	Parking. Section VII.F. of the Fourth Amendment is hereby deleted in its entirety and the following is inserted in its place:

“Effective as of the Extension Date, Special Stipulation 15, “Parking”, of the Lease regarding the parking spaces which are available to Tenant’s employees and visitors, is modified, with respect to the Premises, to provide a ratio of 3.5 unassigned parking spaces per 1,000 rentable square feet contained in the Premises. Therefore, effective as of the Extension Date, Tenant shall be entitled t o a total of 24 unreserved parking spaces for parking by Tenant and its employees, free of charge, during the Extended Term. Such 24 spaces are in satisfaction of, and not in addition to, the 3.0 unassigned parking spaces per 1,000 rentable square feet of office space to which Tenant would be entitled under said Special Stipulation 15 with respect to the Premises. Further, the parties agree that Landlord shall have the right from time to time to promulgate reasonable rules and regulations regarding the parking garage, surface parking areas, the parking spaces and the use thereof, including, but not limited to, rules and regulations controlling the flow of traffic to and from various parking areas, the angle and direction of parking and the like. Tenant shall comply with and cause its employees to comply with all such rules and regulations as well as all reasonable additions and amendments thereto.

IX.	Miscellaneous.

A.

This Amendment sets forth the entire agreement between the parties with respect to  the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

	B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

	C.	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.

Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

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E.

The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

F.

Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment, other than CTR Partners, LLP. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the “Landlord Related Parties”) harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the “Tenant Related Parties”) harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

G.	Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

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          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

		By:	/s/ DONALD E. HUFFNER

		Name:	DONALD E. HUFFNER
		Title:	SENIOR V. P. ATLANTA REGION

TENANT:

CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/ ROBERT C. KENKNIGHT

Name:	ROBERT C. KENKNIGHT
Title:	EXECUTIVE VICE PRESIDENT

5

EXHIBIT A

OUTLINE AND DEPICTION OF THE REDUCTION SPACE

[GRAPHIC APPEARS HERE]

A-1

EXHIBIT B

WORK LIST

            This Exhibit is attached to and made a part of the Amendment dated as of April 11, 2001, by and between EOP-PERIMETER CENTER, L.L.C. (“Landlord”) and CRESCENT BANK AND TRUST COMPANY (“Tenant”) for space in the Building located at 115 Perimeter Center Place, Atlanta, Georgia.

As used in this Work List, the “Premises” shall be deemed to mean the Premises (i.e. the Current Premises less the Reduction Space, as defined in the attached Amendment.)

1.

Landlord shall perform improvements to the Premises in accordance with the following work list (the “Work List”). The improvements to be performed in accordance with the Work List are hereinafter referred to as the “Landlord Work”. It is agreed that construction of the Landlord Work will be completed at Landlord’s sole cost and expense (subject to the Maximum Amount and further subject to the terms of Paragraph 4 below) using Building Standard methods, materials and finishes. Landlord and Tenant agree that Landlord’s obligation to pay for the cost of Landlord Work (inclusive of the cost of preparing Plans, if any, obtaining permits, if any, and other related costs) shall be limited to $34,410.00 (the “Maximum Amount”) and that Tenant shall be responsible for the cost of Landlord Work, plus any applicable state, sales or use tax, if any, to the extent that it exceeds the Maximum Amount. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

WORK LIST

ITEM

1.	Recarpet the carpeted areas.
2.	Repaint the painted walls.
3.	Install new vinyl wall covering in the breakroom.
4.	Remove lower portion of wall covering in corridor, paint and add chair rail in corridor area and in open area at the north end of the Corridor.
5.	Repair cabinetry in the breakroom as needed.
6.	Relocate the Liebert cooling unit from Suite 830 to Suite 285.
7.	All electrical work related to the computer room area shall be replicated from that which currently exists in the Reduction Space as required.
8.	Clean all remaining wall covering throughout the Premises.

2.

All other work and upgrades, subject to Landlord’s approval, shall be at Tenant’s sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as Additional Rent. Tenant shall be responsible for any delay in completion of the Premises resulting from any such other work and upgrades requested or performed by Tenant.

3.

Landlord’s supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations or that the improvements constructed will be adequate for Tenant’s use.

4.

Any portion of the Maximum Amount which exceeds the cost of the Landlord Work or is otherwise remaining after December 31, 2001, shall accrue to the sole benefit of Landlord, it being agreed that Tenant shall not be entitled to any credit, offset, abatement or payment with respect thereto.

5.

This Exhibit B shall not be deemed applicable to any additional space added to the original Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of this Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

B-1

           IN WITNESS WHEREOF, Landlord and Tenant have entered into this Exhibit as of the date first written above.

LANDLORD:

EOP PERIMETER CENTER, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

		By:	/s/ DONALD E. HUFFNER

		Name:	DONALD E. HUFFNER
		Title:	SENIOR V. P. ATLANTA REGION

TENANT:

CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/ ROBERT C. KENKNIGHT

Name:	ROBERT C. KENKNIGHT
Title:	EXECUTIVE VICE PRESIDENT

B-2

SIXTH AMENDMENT

          THIS SIXTH AMENDMENT (the “Amendment”) is made and entered into as of the 13th day of February, 2003, by and between EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (“Tenant”).

RECITALS

A.

Landlord (as successor by merger to Beacon Properties, L.P., the successor in interest to Perimeter Center/South Terraces Associates) and Tenant are parties to that certain lease dated February 4, 1993, which lease has been previously amended by instruments dated September 20, 1993 (the “First Amendment”), June 13, 1996 (the “Second Amendment”), December 16, 1997 (the “Third Amendment”), July 27, 1999 (the “Fourth Amendment”) and April 11, 2001 (the “Fifth Amendment”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,882 rentable square feet (the “Original Premises”) described as Suite No. 285 on the 2nd floor of the building commonly known as South Terraces located at 115 Perimeter Center Place, Atlanta, Georgia (the “Building”).

B.

Tenant has requested that additional space containing approximately 994 rentable square feet described as Suite No. 1149 on the 11th floor of the Building shown on Exhibit A hereto (the “Temporary Space”) be added to the Original Premises on a temporary basis and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Expansion and Effective Date.

A.

For the period commencing on February 13, 2003 (the “Temporary Space Effective Date”) and ending on the Temporary Space Termination Date (as defined below), the Premises, as defined in the Lease, is temporarily increased from 6,882 rentable square feet on the 2nd floor to 7,876 rentable square feet on the 2nd and 11th floors by the addition of the Temporary Space, and during the Temporary Space Term (as defined below), the Original Premises and the Temporary Space, collectively, shall be deemed the Premises, as defined in the Lease.

B.

The Term for the Temporary Space (the “Temporary Space Term”) shall commence on the Temporary Space Effective Date and end on August 9, 2003, unless sooner terminated pursuant to the terms of the Lease (the “Temporary Space Termination Date”). The Temporary Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatement or other financial concession granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Temporary Space.

II.

Base Monthly Rental. In addition to Tenant’s obligation to pay Base Monthly Rental for the Original Premises, during the Temporary Space Term, Tenant shall pay Landlord the sum of $994.00 per month as Base Monthly Rental for the Temporary Space with each such installment payable on or before the first day of each month during the period beginning on the Temporary Space Effective Date and ending on the Temporary Space Termination Date, prorated for any partial month within the Temporary Space Term.

All such Base Monthly Rental shall be payable by Tenant in accordance with the terms of the Lease.

III.

Tenant’s Pro Rata Share. Tenant shall not be obligated to pay Tenant’s Pro Rata Share of Expenses and Taxes with respect to the Temporary Space, it being understood that such sum is included in the Base Monthly Rental payable with respect to the Temporary Space; provided, however, the foregoing shall not affect Tenant’s obligation to pay Tenant’s Pro Rata Share of Expenses and Taxes with respect to the Original Premises as provided in the Lease.

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IV.	Improvements to Temporary Space.

A.

Condition of Temporary Space.  Tenant has inspected the Temporary Space and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements. Tenant shall vacate the Temporary Space on or prior to the Temporary Space Termination Date and deliver up the Temporary Space to Landlord in as good condition as the Temporary Space was delivered to Tenant, ordinary wear and tear excepted.

B.

Responsibility for Improvements to Temporary Space.  Any construction, alterations or improvements to the Temporary Space shall be performed by Tenant at its sole cost and expense using contractors selected by Tenant and approved by Landlord and shall be governed in all respects by the provisions of Section 13 of the Lease. In any and all events, the Temporary Space Effective Date shall not be postponed or delayed if the initial improvements to the Temporary Space are incomplete on the Temporary Space Effective Date for any reason whatsoever. Any delay in the completion of initial improvements to the Temporary Space shall not subject Landlord to any liability for any loss or damage resulting therefrom.

V.

Early Access to Temporary Space.  During any period that Tenant shall be permitted to enter the Temporary Space prior to the Temporary Space Effective Date (e.g., to perform alterations or improvements, if any), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Monthly Rental as to the Temporary Space. If Tenant takes possession of the Temporary Space prior to the Temporary Space Effective Date for any reason whatsoever (other than the performance of work in the Temporary Space with Landlord’s prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Monthly Rental as applicable to the Temporary Space to Landlord on a per diem basis for each day of occupancy prior to the Temporary Space Effective Date.

VI.

Mutual Termination Option.  At any time during the Temporary Space Term, as same may be extended by written agreement between the parties, Landlord and Tenant each shall have the right to terminate the Lease, with respect to the Temporary Space only (“Temporary Space Termination Option”), for any reason by providing at least 30 days prior written notice to the other party, which notice shall be deemed irrevocable regardless of anything to the contrary contained in such notice. Upon delivery of such notice, the Lease shall be deemed terminated with respect to the Temporary Space as of the date of termination (“Accelerated Temporary Space Termination Date”) specified in such notice and Tenant shall vacate the Temporary Space on or prior to the Accelerated Temporary Space Termination Date and deliver up the Temporary Space to Landlord in as good condition as the Temporary Space was delivered to Tenant, ordinary wear and tear excepted. If either party exercises the Temporary Space Termination Option as provided for herein, Tenant shall remain liable for all obligations relating to the Temporary Space up to and including the Accelerated Temporary Space Termination Date, including, without limitation, the payment of all rent and other sums due under the Lease with respect to the Temporary Space up to and including the Accelerated Temporary Space Termination Date even though billings for such may occur subsequent to the Accelerated Temporary Space Termination Date. In no event shall the termination of the Lease with respect to the Temporary Space as provided herein affect any of the rights or obligations of the parties under the Lease with respect to the Original Premises or be deemed a termination of the Lease with respect to any portion of the Original Premises.

VII.

No Extension or Expansion Options.  The parties hereto acknowledge and agree that any option or other rights contained in the Lease which entitle Tenant to extend the term of the Lease or expand the Premises shall apply only to the Original Premises and shall not be applicable to the Temporary Space in any manner.

VIII.

Holdover.  If Tenant should holdover in the Temporary Space after expiration or earlier termination of the Temporary Space Term, any remedies available to Landlord as a consequence of such holdover contained in Section 12 of the Lease or otherwise shall be applicable, but only with respect to the Temporary Space and shall not be deemed applicable to the Original Premises unless and until Tenant holds over in the Original Premises after expiration or earlier termination of the Extended Term.

2

IX.

Other Pertinent Provisions.  Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

	A.	Notice Addresses. Section 25, Notices, of the Lease, as amended, is hereby amended to reflect that notices to Landlord shall be addressed as follows:

EOP-Perimeter Center, L.L.C.
c/o Equity Office Properties Trust
115 Perimeter Center Place, Suite 560
Atlanta, Georgia 30346-1223
Attention: Building Manager, Group I

with a copy to:

Equity Office Properties Trust
Two North Riverside Plaza
Suite 2100
Chicago, Illinois 60606
Attention: Regional Counsel - Atlanta Region

B.

Parking. With respect to the Temporary Space, Special Stipulation 5, “Parking”, of the Lease, as amended, shall be amended to reflect that 3 additional unreserved parking spaces shall be made available to Tenant for parking by Tenant and its employees, free of charge, during the Temporary Space Term on a first come, first serve basis. The use of such parking spaces shall be subject to the terms of Special Stipulation 5 of the Lease, as amended.

X.	Miscellaneous.

A.

This Amendment and the attached exhibits, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

	B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

	C.	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.

Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather isa solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.

The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

F.

Tenant hereby represents to Landlord that Tenant has dealt with no broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the “Landlord Related Parties”) harmless from all claims of any brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the “Tenant Related Parties”) harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

	G.	Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which

3

such signatory is acting.

          IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

		By:	/s/ DONALD E. HUFFNER

		Name:	DONALD E. HUFFNER
		Title:	SENIOR V. P. ATLANTA REGION

TENANT:

CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/ ROBERT C. KENKNIGHT

Name:	ROBERT C. KENKNIGHT
Title:	EXECUTIVE VICE PRESIDENT

4

EXHIBIT A

OUTLINE AND LOCATION OF TEMPORARY SPACE

[GRAPHIC APPEARS HERE]

5

SEVENTH AMENDMENT

          THIS SEVENTH AMENDMENT (the “Amendment”) is made and entered into as of the 18th day of March, 2003, by and between EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company (“Landlord”), and CRESCENT BANK AND TRUST COMPANY, a Georgia corporation (“Tenant”).

RECITALS

A.

Landlord (as successor by merger to Beacon Properties, L.P., the successor in interest to Perimeter Center/South Terraces Associates) and Tenant are parties to that certain lease dated February 4, 1993, which lease has been previously amended by instruments dated September 20, 1993 (the “First Amendment”), June 13, 1996 (the “Second Amendment”), December 16, 1997 (the “Third Amendment”), July 27, 1999 (the “Fourth Amendment”), April 11, 2001 (the “Fifth Amendment”) and February 13, 2003 (the “Sixth Amendment”) (collectively, the “Lease”). Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 7,876 rentable square feet (the “Original Premises”) described as (i) Suite No. 285 on the 2nd floor (6,882 rentable square feet) and (ii) Suite No. 1149 on the 11th floor (994 rentable square feet) (the “Temporary Space”) of the building commonly known as South Terraces located at 115 Perimeter Center Place, Atlanta, Georgia (the “Building”).

B.

Tenant has requested that additional space containing approximately 1,262 rentable square feet on the 2nd floor of the Building shown on Exhibit A hereto (the “Expansion Space”) be added to the Original Premises and that the Lease be appropriately amended and Landlord is willing to do the same on the following terms and conditions.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.

Expansion and Effective Date. Effective as of the Expansion Effective Date (defined below), the Premises, as defined in the Lease, is increased from 7,876 rentable square feet on the 2nd and 11th floors (of which 994 rentable square feet is Temporary Space) to 9,138 rentable square feet on the 2nd and 11th floors (of which 994 rentable square feet is Temporary Space) by the addition of the Expansion Space, and from and after the Expansion Effective Date, the Original Premises and the Expansion Space, collectively, shall be deemed the Premises, as defined in the Lease. The Term for the Expansion Space shall commence on the Expansion Effective Date and end on the Extended Termination Date, which is August 31, 2006. The Expansion Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Expansion Space.

A.

The Expansion Effective Date shall be the later to occur of (i) March 1, 2003 (“Target Expansion Effective Date”), and (ii) the date upon which the Landlord Work (as defined in the Work Letter attached as Exhibit B hereto) in the Expansion Space has been substantially completed; provided, however, that if Landlord shall be delayed in substantially completing the Landlord Work in the Expansion Space as a result of the occurrence of a Tenant Delay (defined below), then, for purposes of determining the Expansion Effective Date, the date of substantial completion shall be deemed to be the day that said Landlord Work would have been substantially completed absent any such Tenant Delay(s). A “Tenant Delay” means any act or omission of Tenant or its agents, employees, vendors or contractors that actually delays substantial completion of the Landlord Work, including, without limitation, the following:

1.

Tenant’s failure to furnish information or approvals within any time period specified in the Lease or this Amendment, including the failure to prepare or approve preliminary or final plans by any applicable due date;

		2.	Tenant’s selection of equipment or materials that have long lead times after first being informed by Landlord that the selection may result in a delay;

		3.	Changes requested or made by Tenant to previously approved plans and specifications;

		4.	The performance of work in the Expansion Space by Tenant or Tenant’s contractor(s) during the performance of the Landlord Work; or

		5.	If the performance of any portion of the Landlord Work depends on the prior or simultaneous performance of work by Tenant, a delay by Tenant or Tenant’s contractor(s) in the completion of such work.

The Expansion Space shall be deemed to be substantially completed on the date that Landlord reasonably determines that all Landlord Work has been performed (or would have been performed absent any Tenant Delays), other than any details of construction, mechanical adjustment or any other matter, the noncompletion of which does not materially interfere with Tenant’s use of the Expansion Space. The adjustment of the Expansion Effective Date and, accordingly, the postponement of Tenant’s obligation to pay Rent on the Expansion Space shall be Tenant’s sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Expansion Space not being ready for occupancy by Tenant on the Target Expansion Effective Date.

B.

In addition to the postponement, if any, of the Expansion Effective Date as a result of the applicability of Paragraph I.A. of this Amendment, the Expansion Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Expansion Space for any other reason (other than Tenant Delays by Tenant), including but not limited to, holding over by prior occupants. Any such delay in the Expansion Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom. If the Expansion Effective Date is delayed, the Termination Date under the Lease shall not be similarly extended.

II.	Base Monthly Rental. In addition to Tenant’s obligation to pay Base Monthly Rental for the Original Premises, Tenant shall pay Landlord Base Monthly Rental for the Expansion Space as follows:

Months of Term	Annual Rate Per Square Foot	Annual Base Rental		Base Monthly Rental

1 -12	$20.00	$25,239.96		$2,103.33
13-24	$20.60	$25,997.16		$2,166.43
25-36	$21.22	$26,779.68		$2,231.64
37-42	$21.86	$13,793.64	*	$2,298.94

* Prorated based on a 6-month period.

All such Base Monthly Rental shall be payable by Tenant in accordance with the terms of the Lease.

Landlord and Tenant acknowledge that the foregoing schedule is based on the assumption that the Expansion Effective Date is the Target Expansion Effective Date. If the Expansion Effective Date is other than the Target Expansion Effective Date, the schedule set forth above with respect to the payment of any installment(s) of Base Monthly Rental for the Expansion Space shall be appropriately adjusted on a per diem basis to reflect the actual Expansion Effective Date, and the actual Expansion Effective Date shall be set forth in a confirmation letter to be prepared by Landlord. However, the effective date of any increases or decreases in the Base Monthly Rental rate shall not be postponed as a result of an adjustment of the Expansion Effective Date as provided above.

III.	Additional Security Deposit. No additional security deposit shall be required in connection with this Amendment.

IV.	Tenant’s Pro Rata Share. For the period commencing with the Expansion Effective Date and ending on the Termination Date, Tenant’s Pro Rata Share for the Expansion Space is .2500%.

V.

Expenses and Taxes. For the period commencing with the Expansion Effective Date and ending on the Termination Date, Tenant shall pay for Tenant’s Pro Rata Share of Expenses and Taxes applicable to the Expansion Space in accordance with the terms of the Lease, provided, however, during such period, the Base Year for the computation of Tenant’s Pro Rata Share of Expenses and Taxes applicable to the Expansion Space is 2003.

VI.	Improvements to Expansion Space.

A.

Condition of Expansion Space. Tenant has inspected the Expansion Space and agrees to accept the same “as is” without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided otherwise in this Amendment.

		B.	Responsibility for Improvements to Expansion Space. Landlord shall perform improvements to the Expansion Space in accordance with the Work Letter attached hereto as Exhibit B.

VII.

Early Access to Expansion Space. During any period that Tenant shall be permitted to enter the Expansion Space prior to the Expansion Effective Date (e.g., to perform alterations or improvements, if any), Tenant shall comply with all terms and provisions of the Lease, except those provisions requiring payment of Base Monthly Rent or Additional Rent as to the Expansion Space. If Tenant takes possession of the Expansion Space prior to the Expansion Effective Date for any reason whatsoever (other than the performance of work in the Expansion Space with Landlord’s prior approval), such possession shall be subject to all the terms and conditions of the Lease and this Amendment, and Tenant shall pay Base Monthly Rent and Additional Rent as applicable to the Expansion Space to Landlord on a per diem basis for each day of occupancy prior to the Expansion Effective Date.

VIII.

Other Pertinent Provisions. Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.

Parking. With respect to the Expansion Space, Special Stipulation 5, “Parking”, of the Lease, as amended, shall be amended to reflect that 4 additional unreserved parking spaces shall be made available to Tenant for parking by Tenant and its employees, free of charge, commencing on the Expansion Effective Date and thereafter through the Extended Termination Date on a first come, first serve basis. The use of such parking spaces shall be subject to the terms of Special Stipulation 5 of the Lease, as amended.

IX.	Miscellaneous.

A.

This Amendment and the following exhibits and attachments, which are hereby incorporated into and made a part of this Amendment, set forth the entire agreement between the parties with respect to the matters set forth herein: Exhibit A (Outline and Location of Expansion Space). There have been no additional oral or written representations or agreements.  Under no circumstances shall Tenant be entitled to any Rent abatement, improvement allowance, leasehold improvements, or other work to the Premises, or any similar economic incentives that may have been provided Tenant in connection with entering into the Lease, unless specifically set forth in this Amendment.

	B.	Except as herein modified or amended, the provisions, conditions and terms of the Lease shall remain unchanged and in full force and effect.

	C.	In the case of any inconsistency between the provisions of the Lease and this Amendment, the provisions of this Amendment shall govern and control.

D.

Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant. Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

E.

The capitalized terms used in this Amendment shall have the same definitions as set forth in the Lease to the extent that such capitalized terms are defined therein and not redefined in this Amendment.

F.

Tenant hereby represents to Landlord that except for CTR Partners, Tenant has dealt with no other broker in connection with this Amendment. Tenant agrees to indemnify and hold Landlord, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, mortgagee(s) and agents, and the respective principals and members of any such agents (collectively, the “Landlord Related Parties”) harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Amendment. Landlord hereby represents to Tenant that Landlord has dealt with no broker in connection with this Amendment. Landlord agrees to indemnify and hold Tenant, its trustees, members, principals, beneficiaries, partners, officers, directors, employees, and agents, and the respective principals and members of any such agents (collectively, the “Tenant Related Parties”) harmless from all claims of any brokers claiming to have represented Landlord in connection with this Amendment.

	G.	Each signatory of this Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the party hereto for which such signatory is acting.

X.

Contingency. This Amendment specifically is contingent upon the amendment of that certain lease dated June 21, 1988, as amended (the “Prior Tenant Lease”), by and between Landlord (as successor by merger to Beacon Properties, L.P., the successor in interest to Perimeter Center/South Terraces Associates) and Matrix Resources, Inc. (“Prior Tenant”) relating to a reduction in such tenant’s premises of approximately 1,262 rentable square feet (the “Prior Tenant Space”) on the 2nd floor of the Building, which Prior Tenant Space includes all of the Premises to be leased to Tenant pursuant to the terms of this Amendment. Landlord currently is negotiating the terms of an amendment with Prior Tenant to surrender the Prior Tenant Space (the “Prior Tenant Reduction Amendment”). If Landlord fails to enter into the Prior Tenant Reduction Amendment with Prior Tenant on or before the later of (i) March 5, 2003 or (ii) five (5) days following the date this Amendment, executed by Tenant, together with all prepaid rental and security deposits required hereunder, is delivered to Landlord, then Landlord may terminate this Amendment by providing written notice thereof to Tenant.

[SIGNATURES ARE ON FOLLOWING PAGE]

            IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

EOP-PERIMETER CENTER, L.L.C., a Delaware limited liability company

By:	EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

	By:	Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

		By:	/s/ DONALD E. HUFFNER

		Name:	DONALD E. HUFFNER
		Title:	SENIOR V.P. ATLANTA REGION

TENANT:

CRESCENT BANK AND TRUST COMPANY, a Georgia corporation

By:	/s/ J. DONALD BOGGUS, JR.

Name:	J. DONALD BOGGUS, JR.
Title:	CHIEF EXECUTIVE OFFICER

EXHIBIT A

OUTLINE AND LOCATION OF EXPANSION SPACE

[GRAPHIC APPEARS HERE]

A-1

EXHIBIT B

WORK LETTER

           This Exhibit is attached to and made a part of the Amendment by and between EOP-PERIMETER CENTER, L.L.C. (“Landlord”) and CRESCENT BANK AND TRUST COMPANY (“Tenant”) for space in the Building located at 115 Perimeter Center Place, Atlanta, Georgia.

As used in this Work Letter, the “Premises” shall be deemed to mean the Expansion Space, as defined in the attached Amendment.

1.

Landlord, at its sole cost and expense (subject to the terms and provisions of Section 2 below) shall perform improvements to the Premises in accordance with the following work list (the “Worklist”) using Building standard methods, materials and finishes.  The improvements to be performed in accordance with the Worklist are hereinafter referred to as the “Landlord Work”. Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work.

WORK LIST

	A.	Install a demising wall in the location shown on Exhibit A attached hereto;

	B.	Install a cased opening in the location shown on Exhibit A attached hereto;

	C.	Re-carpet the Premises; and

	D.	Re-paint the Premises.

2.

All other work and upgrades, subject to Landlord’s approval, shall be at Tenant’s sole cost and expense, plus any applicable state sales or use tax thereon, payable upon demand as Additional Rent.  Tenant shall be responsible for any Tenant Delay in completion of the Premises resulting from any such other work and upgrades requested or performed by Tenant.

3.

Landlord’s supervision or performance of any work for or on behalf of Tenant shall not be deemed to be a representation by Landlord that such work complies with applicable insurance requirements, building codes, ordinances, laws or regulations or that the improvements constructed will be adequate for Tenant’s use.

4.

This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

B-1